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As filed with the Securities and Exchange Commission on September 12, 2013

Securities Act File No. 333-190510

Investment Company File No. 811-22570

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

☒
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒
Pre-Effective Amendment No. 2

☐
Post-Effective Amendment No.

and/or

☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒
Amendment No. 7

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
(Exact Name of Registrant as Specified in Charter)

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023
(Address of Principal Executive Offices)
Registrant's Telephone Number, including Area Code:
 (800) 497-3746

Jon Tyras, Esq.
Brookfield Global Listed Infrastructure Income Fund Inc.
Brookfield Place, 250 Vesey Street
New York, New York 10281-1023
(Name and Address of Agent for Service)

Copies to:
Brian F. Hurley, Esq. Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street New York, New York 10281-1023	Michael R. Rosella, Esq. Paul Hastings LLP 75 East 55th Street New York, New York 10022	Sander M. Bieber, Esq. Allison M. Fumai, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

Approximate date of proposed offering:
As soon as practicable after this registration statement is declared effective.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box.    ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of securities being registered	Amount being registered(1)	Proposed maximum offering price per unit(1)	Proposed maximum aggregate offering price(1)	Amount of registration fee(1)(2)

Common Stock, par value $0.001 per share	2,590,000(3)	$22.12	$57,290,800	$7,814

Rights to Purchase Common Stock	(3)	None	None	None

(1)
Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457 under the Securities Act of 1933. Based on the average of the high and low prices reported on the New York Stock Exchange on September 9, 2013.

(2)
$7,677.60 was previously paid on September 11, 2013, and $136.40 was previously paid on August 9, 2013.

(3)
No separate consideration will be received by the registrant.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
PROSPECTUS                                                       Preliminary Prospectus dated September 12, 2013

[INF LOGO]

Brookfield Global Listed Infrastructure Income Fund Inc.

2,590,000 Shares of Common Stock

ISSUABLE UPON EXERCISE OF TRANSFERABLE
RIGHTS TO SUBSCRIBE FOR SUCH SHARES

Brookfield Global Listed Infrastructure Income Fund Inc. (the "Fund") is issuing transferable rights ("Rights") to its shareholders of record as of the close of business on September 19, 2013 (the "Record Date"), entitling the holders of these Rights to subscribe (the "Offer") for an aggregate of 2,590,000 shares of common stock, par value $0.001 per share (the "Common Shares"). The holders of Common Shares (the "Common Shareholders") of record will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every three Rights held, and Common Shareholders of record who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional Common Shares covered by any unexercised Rights. Any Record Date Common Shareholder issued fewer than three Rights is entitled to subscribe for one full Common Share in the Offer. The Fund's outstanding Common Shares are listed on the New York Stock Exchange ("NYSE") under the symbol "INF." The Rights are transferable and will be listed for trading on the NYSE under the symbol "INF RT" during the course of the Offer. See "The Offer" for a complete discussion of the terms of the Offer. The subscription price per Common Share (the "Subscription Price") will be determined based upon a formula equal to 90% of the average of the last reported sales price of a Common Share on the NYSE on the date on which the Offer expires, unless extended (the "Expiration Date") and each of the four (4) preceding trading days (the "Formula Price"). If, however, the Formula Price is less than 80% of the net asset value per Common Share ("NAV") of the Fund's Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 80% of the Fund's NAV at the close of trading on the NYSE on that day. The Subscription Price will include a sales load.

The Offer will expire at 5:00 p.m., Eastern Time, on October 18, 2013, unless extended as described herein.

The Fund announced the terms of this Offer after the close of trading on the NYSE on September 6, 2013.

The NAV of the Common Shares at the close of business on [    ], 2013 (the date of this prospectus) was $[    ] and the last reported sale price of a Common Share on the NYSE on that date was $[    ].

The Fund is a non-diversified, closed-end management investment company whose investment objective is to provide a high level of total return, with an emphasis on income. See "Investment Objective and Policies" beginning on page 51 of this prospectus.

Exercising your Rights or investing in Common Shares involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund. The principal risks of investing in the Fund are summarized in "Prospectus Summary—Risk Factors and Special Considerations" beginning on page 12 of this prospectus and further described in "Risk Factors and Special Considerations" beginning on page 65 of this prospectus.

	Per common share	Total(5)

Estimated Subscription price(1)	$19.42	$50,297,800

Estimated Sales load(2)	$0.73	$1,890,700

Proceeds, before expenses, to the Fund(3)(4)	$18.69	$48,407,100

(notes on the following page)

UBS Investment Bank

(notes from preceding page)

(1)
Estimated on the basis of 90% of the average of the last reported sales price per Common Share at the close of trading on the NYSE on September 6, 2013 and each of the four (4) preceding trading days. See "The Offer—Subscription Price."

(2)
In connection with the Offer, UBS Securities LLC, the dealer manager for the Offer (the "Dealer Manager"), will receive a fee from the Fund for its financial structuring and solicitation services equal to 3.75% of the Subscription Price for each Common Share issued pursuant to the Offer. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $110,000 as a partial reimbursement for its expenses incurred in connection with the Offer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $25,000, incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. These fees and expenses of the Offer, including the Dealer Manager fee, will be borne by all of the Fund's Common Shareholders, including those Record Date Common Shareholders who do not exercise their Rights. See "The Offer—Distribution Arrangements" and "—Compensation to Dealer Manager." The Fund and its investment adviser have also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended (the "Securities Act").

(3)
Before deduction of offering expenses incurred by the Fund, estimated at $700,000, including an aggregate of up to $110,000 to be paid to the Dealer Manager as partial reimbursement for its expenses and up to $25,000 of expenses paid by the Fund relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. Both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV per Common Share of each Common Shareholder's Common Shares.

(4)
Funds received by check or money order prior to the final due date of the Offer will be deposited into a segregated non-interest-bearing account pending proration and distribution of Common Shares.

(5)
Assumes all Rights are exercised at the estimated Subscription Price. All of the Rights offered may not be exercised.

Upon the completion of the Offer, Record Date Common Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and expenses associated with the offer paid by the Fund may reduce the NAV per Common Share of each Common Shareholder's Common Shares. In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the completion of the Offer will result in an immediate dilution of NAV per Common Share for all Common Shareholders (i.e., will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund's Common Shares. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of our Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such dilution will disproportionately affect non-exercising Common Shareholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. However, assuming all of the Common Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Common Shares, the Fund's current NAV per Common Share would be reduced by approximately $1.05 or 4.65%.The distribution to Common Shareholders of transferable Rights, which themselves have intrinsic value, will afford non-participating Common Shareholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market develops, what the price of the rights will be. See "The Offer—Dilution and Effect of Non-Participation in the Offer." Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for Common Shares by the subscription agent for the Offer.

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus sets forth concisely information about the Fund you should know before investing. Please read this prospectus carefully before deciding whether to invest and retain it for future reference. A Statement of Additional Information dated [    ], 2013 (the "SAI") has been filed with the SEC. A table of contents to the SAI is located on page 115 of this prospectus. This prospectus incorporates by reference the entire SAI. The SAI is available along with other Fund-related materials at the SEC's public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the reference room), on the EDGAR database on the SEC's internet site (http://www.sec.gov), upon payment of copying fees by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

You may also request a free copy of the SAI, annual and semi-annual reports to shareholders, when available, and additional information about the Fund, and may make other shareholder inquiries, by calling 1-800-497-3746, by writing to the Fund or visiting the Fund's website www.brookfieldim.com.

The Common Shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Dealer Manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Dealer Manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Prospectus summary	1
Summary of Fund expenses	27
Financial highlights	29
The Offer	31
The Fund	48
Use of proceeds	49
Description of Common Shares	50
Investment objective and policies	51
Leverage	62
Risk factors and special considerations	65
Management of the Fund	87
Distributions and dividends	91
Dividend Reinvestment Plan	92
Description of stock	94
Certain provisions of Maryland law and of the Fund's charter and bylaws	97
Closed-end fund structure	100
Repurchase of common stock	101
Net asset value	102
Limitation on directors' and officers' liability	104
Taxation	106
Custodian, sub-administrator, fund accountant, transfer agent and dividend disbursing agent	110
Legal matters	111
Independent registered public accounting firm	112
Additional information	113
Privacy principles of the Fund	114
Table of contents of SAI	115

iv

 Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this prospectus. It may not contain all of the information that is important to each Common Shareholder. Accordingly, to understand the Offer fully, Common Shareholders are encouraged to read the entire prospectus carefully. Unless otherwise indicated, the information in this prospectus assumes that the Rights issued are all exercised. As used in this prospectus, the terms "the Fund," "our," and "us" refer to the Brookfield Global Listed Infrastructure Income Fund Inc., a non-diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland and the issuer of the Rights, unless the context suggests otherwise.

 THE OFFER AT A GLANCE

Purpose of the Offer

The board of directors of the Fund (the "Board" or the "Board of Directors"), based on the recommendations and presentations of Brookfield Investment Management Inc., the Fund's investment adviser (the "Investment Adviser") and others, has determined that it is in the best interest of the Fund and its Common Shareholders to increase the assets of the Fund available for investment and thereby to conduct the Offer. In making this determination, the Board considered a number of factors, including the potential benefits and costs of the Offer. In particular, the Board considered the Investment Adviser's belief that the Offer would better enable the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund's primary investment objective to provide a high level of total return, with an emphasis on income.

The Investment Adviser seeks to capitalize on market inefficiencies to opportunistically emphasize investments offering the most attractive risk adjusted return potential in the current market environment. In particular, the Investment Adviser believes there remain global infrastructure securities that are well positioned to benefit from infrastructures spending over the next several years. Consequently, the Investment Adviser believes that now may be an opportune time to seek to take advantage of attractive investment opportunities and to further diversify the Fund's portfolio in global infrastructure securities, which may enable the Fund to potentially enhance yield and capture net asset value ("NAV") appreciation potential.

The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to the sales load described in this prospectus). The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. The Investment Adviser has an inherent conflict of interest in recommending the Offer because its fees are based on a percentage of the Fund's average weekly net assets (the greater the net assets of the Fund, the greater the compensation paid to the Investment Adviser).

In approving the Offer, the Board took the foregoing considerations into account. The Board also took into account that a well-subscribed rights offering may marginally reduce the Fund's expense ratio (since the Fund's fixed costs will be spread over a larger asset base).

Prospectus summary

The Offer may provide Record Date Common Shareholders the ability to achieve a greater distribution yield on distributions, if any, on Common Shares of the Fund purchased pursuant to the Offer relative to Common Shares of the Fund purchased on the NYSE. At the Fund's current annualized distribution rate of 6.48% (based on the market price of Common Shares on September 6, 2013), and an estimated Subscription Price of $19.42, Common Shareholders would experience a distribution yield of 7.21% on Common Shares of the Fund purchased in the Offer. Distribution rates on Common Shares of the Fund and corresponding distribution yield are subject to change and are not a quotation or indication of Fund performance. Distributions may include net investment income, capital gains and/or return of capital. Any portion of the Fund's distributions that is a return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "investment yield" or "income".

There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful, that by increasing the size of the Fund the Fund's expense ratio will be lowered, or that the trading volume of the Fund's Common Shares on the New York Stock Exchange ("NYSE") will increase. See "The Offer—Purpose of the Offer."

Upon the completion of the Offer, Record Date Common Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and expenses associated with the Offer paid by the Fund may reduce the NAV per Common Share of each Common Shareholder's Common Shares. In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the completion of the Offer will result in an immediate dilution of NAV for all Common Shareholders (i.e., will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund's Common Shares. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of our Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such dilution will disproportionately affect non-exercising Common Shareholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. For example, assuming all of the Common Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Common Shares, the Fund's current NAV per Common Share would be reduced by approximately $1.05 or 4.65%. Record Date Common Shareholders will experience a decrease in the NAV of the Common Shares held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution to Common Shareholders of transferable Rights, which themselves have intrinsic value, will afford non-participating Common Shareholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market develops, what the price of the rights will be. See "The Offer—Dilution and Effect of Non-Participation in the Offer." Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for Common Shares by the subscription agent for the Offer.

Prospectus summary

Example of Dilution to NAV Resulting from the Offer
(assuming the Subscription Price is the Formula Price)

(a)	NAV per Common Share (as of September 6, 2013)	$22.60
(b)	Total net assets (as of September 6, 2013)	175,274,090
(c)	Estimated reduction in current NAV per Common Share resulting from the Offer ("per share dilution")(1)(2)	$1.05
(d)	Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	4.65%

Example of Dilution to NAV Resulting from the Offer
(assuming the Subscription Price is 80% of the Fund's NAV)

(a)	NAV per Common Share (as of September 6, 2013)	$22.60
(b)	Total net assets (as of September 6, 2013)	175,274,090
(c)	Estimated reduction in current NAV per Common Share resulting from the Offer ("per share dilution")(1)(2)	$1.37
(d)	Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	6.06%

(1)
Assumes full exercise of the Rights being offered, that the Expiration Date was September 6, 2013, and that all of the Common Shares are sold at the estimated Subscription Price of $19.42 and deducts all expenses related to the issuance of Common Shares in the Offer. The Fund, not investors, pays the sales load, which is ultimately borne by all Common Shareholders.

(2)
Item (c) was calculated by subtracting (A) the Fund's estimated NAV per Common Share immediately following the completion of the Offer from (B) the Fund's NAV per Common Share (as of September 6, 2013). The Fund's estimated NAV per Common Share immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Offer by (Y) the estimated total number of Common Shares outstanding immediately following the completion of the Offer.

(3)
Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund's market price and NAV per Common Share at the time of completion of the Offer and the level of participation in the Offer.

The number of Common Shares outstanding as of September 6, 2013, was 7,755,240. The number of Common Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Common Shares issued, would be 10,345,240. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%.

All of the costs of the Offer will be borne by the Fund's Common Shareholders whether or not they exercise their Rights.

Important terms of the Offer

The Fund is issuing to Common Shareholders of record at the close of business on September 19, 2013 (the "Record Date"), one transferable Right for each whole Common Share held. Each Common Shareholder on the Record Date that continues to hold Rights and each other holder of the Rights is entitled to subscribe for one Common Share for every three Rights held (1 for 3). The Fund will not issue fractional shares of its Common Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three, except that any Record Date Common Shareholder who is issued

Prospectus summary

fewer than three Rights will be able to subscribe for one Common Share. Record Date Common Shareholders who hold two or more accounts may not combine their fractional interests across accounts. Rights are evidenced by subscription certificates that will be mailed to Record Date Common Shareholders, except as described under "—Restrictions on Foreign Common Shareholders," and "The Offer—Restrictions on Foreign Common Shareholders." We refer to a Rights holder's right to acquire during the subscription period at the Subscription Price one additional Common Share for every three Rights held (or in the case of any Record Date Common Shareholder who is issued fewer than three Rights, the right to acquire one Common Share), as the "Primary Subscription."

Rights holders may exercise Rights at any time during the subscription period, which commences on September 19, 2013, and expires at 5:00 p.m., Eastern Time, on October 18, 2013, unless otherwise extended by the Fund. See "The Offer—Expiration of the Offer." The Rights are transferable and application will be made to list them for trading on the NYSE under the symbol "INF RT." See "The Offer—Transferability and Sale of Rights."

Record Date Common Shareholders who fully exercise the Rights they obtained in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will be entitled to an over-subscription privilege under which they may subscribe for additional Common Shares at the Subscription Price. Any Common Shares made available pursuant to the over-subscription privilege are subject to allotment. See "The Offer—Over-Subscription Privilege."

Common Shares obtained through the exercise of Rights by Common Shareholders will not be eligible to receive the Fund's monthly dividends to be paid in September and October 2013.

In this prospectus, we use the terms "Common Shareholders" to refer to any person that holds Common Shares, "Record Date Common Shareholders" to refer to those Common Shareholders that held their Common Shares on the Record Date and "Existing Rights Holders" to refer to those persons (i) that are Record Date Common Shareholders to whom the Rights were issued initially to the extent that a Record Date Common Shareholder continues to hold Rights and (ii) any subsequent transferees of the Rights that continue to hold the Rights.

See "The Offer—Important Terms of the Offer."

Subscription Price

The subscription price per Common Share (the "Subscription Price") will be determined based upon a formula equal to 90% of the average of the last reported sales price of a Common Share on the NYSE on the date on which the Offer expires, unless extended (the "Expiration Date") and each of the four (4) preceding trading days (the "Formula Price"). If, however, the Formula Price is less than 80% of the NAV per Common Share of the Fund's Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 80% of the Fund's NAV at the close of trading on the NYSE on that day. Since the Subscription Price will be determined on the date on which the Offer expires, as such date may be extended from time to time (the "Expiration Date"), Rights holders who decide to acquire Common Shares in the Primary Subscription or pursuant to the over-subscription privilege will not know when they make such decisions the purchase price of those Common Shares. See "The Offer—Subscription Price." The Subscription Price will include a sales load.

Prospectus summary

Over-Subscription Privilege

Record Date Common Shareholders who fully exercise all Rights issued to them (other than those Rights to acquire less than one Common Share, which cannot be exercised) are entitled to subscribe for additional Common Shares which were not subscribed for by other Record Date Common Shareholders, subject to certain limitations and subject to allotment. This is known as the "over-subscription privilege" (the "Over-Subscription Privilege"). Investors who are not Record Date Common Shareholders, but who otherwise acquire Rights to purchase our Common Shares pursuant to the Offer, are not entitled to subscribe for any of our Common Shares pursuant to the Over-Subscription Privilege. If sufficient Common Shares are available, all Record Date Common Shareholders' over-subscription requests will be honored in full. If these requests for Common Shares exceed the Common Shares available, the available Common Shares will be allocated pro rata among Record Date Common Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. See "The Offer—Over-Subscription Privilege."

Transferability and sale of Rights

The Rights are transferable until the close of business on the last business day prior to the Expiration Date of the Offer. The Fund will apply to list the Rights for trading on the NYSE under the symbol "INF RT" during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted on a when-issued basis beginning on September 16, 2013, until the Record Date; thereafter, the Rights will trade on a regular way basis through October 17, 2013 (one (1) business day prior to the Expiration Date (including any extensions)). We will seek to ensure that an adequate trading market for the Rights will exist, by requesting that the Rights trade on the NYSE and by retaining the dealer manager for the Offer (the "Dealer Manager"), subscription agent for the Offer (the "Subscription Agent") and the information agent for the Offer (the "Information Agent"), but we cannot assure you that a market for the Rights will develop. Assuming a market does exist for the Rights, you may purchase and sell the Rights through the usual brokerage channels or sell the Rights through the Subscription Agent.

Record Date Common Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves. Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern Time, on October 16, 2013 (or, if the subscription period is extended, on or before 5:00 p.m., Eastern Time, two (2) business days prior to the extended Expiration Date). The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. See "The Offer—Transferability and Sale of Rights."

Use of proceeds

The net proceeds of the Offer, assuming all Common Shares offered hereby are sold, are estimated to be approximately $47,707,100, after deducting offering expenses, including the sales load. The Investment Adviser anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment objective and policies will be completed within three months after completion of the Offer. The Fund intends to use the proceeds of the Offer to make investments consistent with its investment objective. See "Use of Proceeds."

Prospectus summary

How to obtain subscription information

–>
Contact your broker-dealer, trust company, bank or other nominee, or

–>
Contact the Information Agent toll-free at 1-877-896-3191.

How to subscribe

Rights may be exercised by either:

–>
sending a completed subscription certificate together with payment of the estimated Subscription Price of $19.42 per Common Share (90% of the average of the last reported sales price of a Common Share on the NYSE on September 6, 2013, and each of the four (4) preceding trading days) for the Common Shares subscribed for in the Primary Subscription and for any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date, or

–>
having a bank, trust company or NYSE member deliver a Notice of Guaranteed Delivery to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date guaranteeing delivery of (i) payment of the estimated Subscription Price of $19.42 per Common Share for the Common Shares subscribed for in the Primary Subscription and for any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a completed subscription certificate.

For additional information on exercising your Rights, see "The Offer—Methods for Exercising Rights" and "The Offer—Payment for Common Shares."

Restrictions on foreign Common Shareholders

The Fund will not mail subscription certificates to Record Date Common Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions, the District of Columbia and APO or FPO addresses). The Subscription Agent will hold the Rights to which those subscription certificates relate for such Common Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 11:00 a.m., Eastern Time, on October 15, 2013, three (3) business days prior to the Expiration Date (or, if the subscription period is extended, on or before three (3) business days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager declines to purchase the Rights, the Subscription Agent will attempt to sell such Rights in the open market. The net proceeds, if any, from the sale of those Rights will be remitted to these Common Shareholders. See "The Offer—Restrictions on Foreign Common Shareholders."

Distribution arrangements

UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement among the Fund, the Investment Adviser and the Dealer Manager, the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege by Record Date Common Shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial structuring and solicitation services equal to 3.75% of the Subscription Price for each Common Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting

Prospectus summary

the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $110,000 as a partial reimbursement for its reasonable out-of-pocket expenses incurred in connection with the Offer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $25,000, incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. The Fund and the Investment Adviser have also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act. The fees paid to the Dealer Manager will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise the Rights. See "The Offer—Distribution Arrangements."

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares of the Fund, including Common Shares acquired through purchasing and exercising the Rights at prices that may be different from the market prices for such Common Shares or from the price to be received by the Fund upon the exercise of the Rights. See "The Offer—Distribution Arrangements" and "—Compensation to Dealer Manager."

Subscription Agent

The Subscription Agent is collectively, Computershare Inc. and Computershare Trust Company, N.A. Under the terms and subject to the conditions contained in a Subscription Agent Agreement between the Fund and the Subscription Agent, the Subscription Agent in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. The Fund has also agreed to indemnify the Subscription Agent and its nominees against all liability and reasonable expense which may arise out of the services described in the Subscription Agent Agreement, except for any liability or expense arising out of negligence, bad faith or willful misconduct of the Subscription Agent or its nominees. See "The Offer—Subscription Agent." The address for the Subscription Agent is 250 Royall Street, Canton, Massachusetts 02021.

Information Agent

The Information Agent is AST Fund Solutions, LLC. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Adviser and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer. The Fund has agreed to indemnify the Information Agent and all of its affiliates, agents, directors, officers and employees harmless against any loss, claim, demand, action, suit, damage, liability or expense (including, without limitation, reasonable legal and other related fees and expenses) arising out of the performance of the Information Agent Agreement, except to the extent such loss, claim, demand, action, suit, damage, liability or expense results directly from the willful misfeasance or negligence of the Information Agent. See "The Offer—Information Agent."

How to obtain information

You may obtain information with respect to the Offer by contacting your bank, broker or nominee or the Information Agent, AST Fund Solutions, toll-free at 1-877-896-3191.

Prospectus summary

Important dates to remember

Record Date	September 19, 2013
Subscription Period	September 19, 2013 - October 18, 2013*
Expiration Date	October 18, 2013*
Deadline for Subscription Certificates and Payment for Shares†	October 18, 2013*
Deadline for Notice of Guaranteed Delivery†	October 18, 2013*
Deadline for Payment Pursuant to Notice of Guaranteed Delivery	October 23, 2013*
Confirmation Mailed to Exercising Rights Holders	November 1, 2013*
Final Payment for Common Shares**	November 18, 2013*

*
Unless the Offer is extended.

**
Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price).

†
A person exercising Rights must deliver either (i) a subscription certificate and payment for Common Shares, or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the Offer is extended.

THE FUND AT A GLANCE

Information regarding the Fund

The Fund has been engaged in business as a non-diversified, closed-end management investment company since 2011. The Fund's investment objective is to provide a high level of total return, with an emphasis on income. No assurance can be given that the Fund's investment objective will be achieved. The Fund was organized as a corporation under the laws of the State of Maryland on June 8, 2011. As of September 6, 2013, the Fund's NAV was $22.60. See "The Fund."

NYSE listed

As of September 6, 2013, the Fund had 7,755,240 Common Shares outstanding. The Common Shares are traded on the NYSE under the symbol "INF." As of September 6, 2013, the last reported sales price of a Common Share of the Fund was $21.66. The Rights are transferable and the Fund will apply to list the Rights for trading on the NYSE under the symbol "INF RT" during the course of the Offer. See "Description of Common Shares."

Investment objective and policies

The Fund's investment objective is to provide a high level of total return, with an emphasis on income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval, upon not less than 60 days prior written notice to shareholders.

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's investment objective will be achieved or that the Fund will earn a return on its assets, and you may lose some or all of your investment.

The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its Managed Assets in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the "80% Policy"), and, as part of the 80% Policy, at least 40% of its Managed Assets will be invested in publicly traded securities of infrastructure

Prospectus summary

companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements ("Foreign Securities"). Under normal market conditions, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. The Fund may also invest, as a principal strategy, up to 25% of its Managed Assets in energy-infrastructure companies organized as master limited partnerships ("MLPs"). Exposure to publicly traded infrastructure companies through derivatives may be considered investments in such securities for purposes of the 80% Policy. Exposure to Foreign Securities through derivatives may be considered investments in such securities for purposes of the 40% policy with respect to Foreign Securities. The Fund may invest up to 20% of its Managed Assets in fixed income securities, including below-investment grade rated securities, as described in this prospectus.

The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication.

Infrastructure assets currently include:

–>
toll roads, bridges and tunnels;

–>
airports;

–>
seaports;

–>
electricity transmission and distribution lines;

–>
gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

–>
water and sewage treatment and distribution pipelines;

–>
communication towers and satellites; and

–>
railroads.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives, including total return swaps. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

–>
as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

–>
as a substitute for purchasing or selling securities;

–>
to increase the Fund's return as a non-hedging strategy that may be considered speculative; and

–>
to manage the Fund's portfolio characteristics.

The Fund may invest up to 20% of its Managed Assets in fixed income securities, including obligations of the U.S. Government, floating rate loans and money-market instruments. As part of the 20% of the Fund's Managed Assets that may be invested in fixed income securities, up to 10% of the Fund's Managed Assets may be invested in below investment grade ("junk") fixed income securities,

Prospectus summary

with half of this 10% able to be invested in fixed income securities rated "CCC" or lower by Standard & Poor's Rating Services ("S&P") or "Caa" or lower by Moody's Investors Service, Inc. ("Moody's") or non-rated securities of comparable quality; however, the Fund may not invest in securities in default.

The Fund may invest up to 25% of its Managed Assets in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an "emerging market," although investments in Foreign Securities are otherwise without limitation. In addition, the Fund may invest up to 10% of its Managed Assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund's Managed Assets. The Fund, however, does not presently intend to engage in short sales of securities. Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities (as defined herein), income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure companies. Other Fund investments may include warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.

No assurance can be given that the Fund's investment objective will be achieved. The Fund's policy of concentration in companies in the infrastructure industry is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Who may want to invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for:

–>
long-term investors seeking total return, with an emphasis on income;

–>
investors seeking the potential for long-term income derived from investments in infrastructure companies;

–>
investors who are seeking exposure to a pure-play infrastructure portfolio through investing in a basket of owners and operators of infrastructure assets; and

–>
investors seeking access to the investment experience of Brookfield Investment Management Inc. ("Brookfield Investment Management" or the "Investment Adviser") and its affiliates.

–>
Brookfield Investment Management, a global investment manager will serve as investment adviser to the Fund. Brookfield Investment Management, with its affiliates, had over $10 billion in assets under management, as of June 30, 2013. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager with over $184 billion in assets under management, as of March 31, 2013, and over 100 years of experience in the property, power, and infrastructure industries.

Prospectus summary

Leverage

The Fund intends to issue preferred stock or debt securities, or borrow to increase its assets available for investment. The Fund, however, does not have any current intention to issue preferred stock or debt securities. As a non-fundamental policy, the Fund may not issue preferred stock or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 33 1/3% of the Fund's Managed Assets. The use of borrowing techniques or preferred stock or debt to leverage the Common Shares may involve greater risk to Common Shareholders. The use of leverage may magnify the impact of changes in the Common Shares' NAV. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the Common Shareholders. The costs of leverage will be borne solely by the Common Shareholders.

The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into a financing package that includes a Commitment Facility Agreement (the "Agreement") with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow up to 33 1/3% of its Managed Assets. As of September 6, 2013, the Fund had borrowings under the Agreement representing approximately 23.2% of the Fund's Managed Assets. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund's custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

The Fund may also engage in certain investment management techniques which may have effects similar to the leverage described above and may be considered senior securities for purposes of the 1940 Act unless the Fund segregates cash or other liquid securities equal to the Fund's daily marked-to-market obligations in respect of such techniques. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Distributions and dividends

The Fund intends to distribute to Common Shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Under normal market conditions, the Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to shareholders monthly. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. Distributions may be paid to the holders of the Common Shares if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit the Fund to maintain more stable monthly distributions, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund's income will fluctuate and the Fund's distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to

Prospectus summary

the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.

In the event that the total distributions on the Fund's common shares exceed the Fund's current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder's tax basis in the shares). Shareholders should not assume that the source of a distribution from the Fund is net profit or income. Distributions sourced from paid in capital should not be considered the current yield or the total return from an investment in the Fund. The amount treated as a tax free return of capital will reduce a shareholder's adjusted tax basis in the common shares, thereby increasing the shareholder's potential taxable gain or reducing the potential loss on the sale of the shares.

Distributions paid by the Fund will be reinvested in additional shares of the Fund, unless a shareholder elects to receive all distributions in cash.

Market price of shares

Shares of common stock of closed-end investment companies often trade at prices lower than their NAV. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV. The Fund's NAV will be reduced immediately following this offering by the sales load and the amount of the offering and organizational expenses paid by the Fund.

In addition to NAV, the market price of the Common Shares may be affected by such factors as the Fund's dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.

The common stock is designed primarily for long-term investors, and you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Risk factors and special considerations

You should carefully consider the following factors, as well as the other information in this prospectus, before making an investment in the Fund under this Offer.

Dilution risk.    As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution.

Upon the completion of the Offer, Record Date Common Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and expenses associated with the offer paid by the Fund may reduce the NAV per Common Share of each Common Shareholder's Common Shares. In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the completion of the Offer will result in an immediate dilution of NAV for all Common Shareholders (i.e., will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund's Common Shares. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of our Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such dilution will disproportionately affect non-exercising Common Shareholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. For example, assuming all of

Prospectus summary

the Common Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Common Shares, the Fund's current NAV per Common Share would be reduced by approximately $1.05 or 4.65%. Record Date Common Shareholders will experience a decrease in the NAV of Common Shares held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution to Common Shareholders of transferable Rights, which themselves have intrinsic value, will afford non-participating Common Shareholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market develops, what the price of the rights will be. See "The Offer—Dilution and Effect of Non-Participation in the Offer." Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for Common Shares by the subscription agent for the Offer.

Example of Dilution to NAV Resulting from the Offer
(assuming the Subscription Price is the Formula Price)

(a)	NAV per Common Share (as of September 6, 2013)	$22.60
(b)	Total net assets (as of September 6, 2013)	175,274,090
(c)	Estimated reduction in current NAV per Common Share resulting from the Offer ("per share dilution")(1)(2)	$1.05
(d)	Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	4.65%

Example of Dilution to NAV Resulting from the Offer
(assuming the Subscription Price is 80% of the Fund's NAV)

(a)	NAV per Common Share (as of September 6, 2013)	$22.60
(b)	Total net assets (as of September 6, 2013)	175,274,090
(c)	Estimated reduction in current NAV per Common Share resulting from the Offer ("per share dilution")(1)(2)	$1.37
(d)	Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	6.06%

(1)
Assumes full exercise of the Rights being offered, that the Expiration Date was September 6, 2013, and that all of the Common Shares are sold at the estimated Subscription Price of $19.42 and deducts all expenses related to the issuance of Common Shares in the Offer. The Fund, not investors, pays the sales load, which is ultimately borne by all Common Shareholders.

(2)
Item (c) was calculated by subtracting (A) the Fund's estimated NAV per Common Share immediately following the completion of the Offer from (B) the Fund's NAV per Common Share (as of September 6, 2013). The Fund's estimated NAV per Common Share immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Offer by (Y) the estimated total number of Common Shares outstanding immediately following the completion of the Offer.

(3)
Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund's market price and NAV per Common Share at the time of completion of the Offer and the level of participation in the Offer.

Prospectus summary

The number of Common Shares outstanding as of September 6, 2013 was 7,755,240. The number of Common Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Common Shares issued, would be 10,345,240. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%.

All of the costs of the Offer will be borne by the Fund's Common Shareholders whether or not they exercise their Rights.

See "Risk Factors and Special Considerations—Dilution Risk."

Risks of investing in rights.    Shares of closed-end investment companies, such as the Fund, frequently trade at a price below their NAV, commonly referred to as a "discount." In the past, Common Shares of the Fund have generally traded at a discount, but have, on occasion, traded at a premium. See "Description of Stock." The Subscription Price may be greater than the market price of a Common Share on the Expiration Date. In such case, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Equity risk.    Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund. The market value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common stock risk.    Common stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns over time than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Concentration risk.    The Fund's investments will be concentrated in the infrastructure industry. Because the Fund is concentrated in this industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. As a result, the value of the Common Shares will be more susceptible to factors affecting infrastructure companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations. The Investment Adviser's judgments about trends in the prices of these securities may prove to be incorrect. It is possible that the performance of securities of infrastructure companies may lag the performance of other industries or the broader market as a whole.

General risks of investing in infrastructure companies.    Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the

Prospectus summary

effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:

  Regulatory risk.    Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies' inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

  Technology risk.    This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

  Developing industries risk.    Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

  Regional or geographic risk.    This risk arises where an infrastructure company's assets are not movable. Should an event that somehow impairs the performance of an infrastructure company's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

  Natural disasters risk.    Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

  Through-put risk.    The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

  Environmental risk.    Infrastructure companies can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure companies may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such

Prospectus summary

  as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest.

  Project risk.    To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications.

  Strategic asset risk.    Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. There is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may be unable to mitigate any such damage, thereby heightening any potential loss.

  Operation risk.    The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

  Customer risk.    Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

  Interest rate risk.    Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole.

  Inflation risk.    Many infrastructure companies may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

  Financing risk.    From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Prospectus summary

Leverage risk.    The Fund intends to issue preferred stock or borrow money or issue debt securities. The Fund, however, does not have any current intention to issue preferred stock or debt securities. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Common Shares. Leverage creates risks which may adversely affect the return for the Common Shareholders, including:

–>
the likelihood of greater volatility of NAV and market price of and distributions in the Common Shares;

–>
fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;

–>
increased operating costs, which are effectively borne by the Common Shareholders, may reduce the Fund's total return; and

–>
the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing or preferred stock remain fixed.

In addition, the rights of lenders and the holders of preferred stock and debt securities issued by the Fund will be senior to the rights of the Common Shareholders with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of Common Shareholders. The holders of preferred stock, on the one hand, and the Common Shareholders, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to Common Shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the Common Shareholders will bear) any costs and expenses relating to the Fund's use of leverage, which will result in the reduction of the NAV of the Common Shares.

The Fund's leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund's Managed Assets, which may create an incentive for the Investment Adviser to leverage the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on Common Shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred stock or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Small- and mid-capitalization company risk.    The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size

Prospectus summary

companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Income and distribution risk for equity income portfolio securities.    The income shareholders receive from the Fund is expected to be based in part on income from short-term gains that the Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of the Fund's holdings decrease, shareholders' income from the Fund could decline. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. There can be no assurance that monthly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

Foreign securities risk.    The Fund may invest, without limitation, in Foreign Securities. Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Emerging markets risk.    The Fund may invest up to 25% of its Managed Assets in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in an

Prospectus summary

"emerging market." An "emerging market" country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank"). Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund's repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk.

Foreign currency risk.    The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency rate movements.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Risks associated with covered calls and other option transactions.    There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell. As the writer of a

Prospectus summary

covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline.

Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If exchange trading on an option were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation (the "OCC") as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

Limitation on covered call writing risk.    The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds. Furthermore, the Fund's covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. This limitation on covered call writing may impact the Fund's ability to make distributions to the Fund's shareholders.

Fixed income risk.    The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as

Prospectus summary

a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. These risks may be greater in the current market environment because certain interest rates are near historically low levels. Additional risk associated with fixed income securities includes:

  Call risk.    During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity.

  Extension risk.    An issuer may exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease.

  Credit risk.    The possibility that an issuer will be unable to make timely payments of either principal or interest.

  Event risk.    Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

Below investment grade (high yield or junk bond) securities risk.    The Fund may invest up to 10% of its Managed Assets in fixed-income securities rated below investment grade, with half of this 10% able to be invested in fixed income securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality; however, the Fund may not invest in securities in default. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than those securities. These risks, which reflect their speculative character, include the following:

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greater volatility;

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greater credit risk and risk of default;

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potentially greater sensitivity to general economic or industry conditions;

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potential lack of attractive resale opportunities (illiquidity); and

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additional expenses to seek recovery from issuers who default.

Ratings are relative, subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

Unrated securities risk.    Because the Fund may purchase securities that are not rated by any rating organization, the Investment Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Special risks of derivative transactions.    The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the

Prospectus summary

consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Market discount risk.    Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's NAV per share. Since the market price of the Common Shares will be affected by various factors such as the Fund's dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the Common Shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the public offering price. Shares of common stock of closed-end funds often trade at a discount from their NAVs and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Inflation/deflation risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which will result in a decline in the value of the Fund's portfolio.

Illiquid investments risk.    The Fund may invest in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price of which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale.

Master limited partnership risk.    As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the

Prospectus summary

Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Common Shares.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund will incur a current tax liability on its allocable share of an MLP's income and gains that is not offset by the MLP's tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP's income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

Because of the Fund's investments in equity securities of MLPs, the Fund's earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund's distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

Risks associated with long-term objective; not a complete investment program.    The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Management risk.    The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Potential conflicts of interest risk—allocation of investment opportunities.    The Investment Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of the Fund's affiliates, or another account managed by the Fund's affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund's affiliates or and other accounts achieve profits on their trading for proprietary or other accounts. The

Prospectus summary

Investment Adviser has adopted policies and procedures designed to address potential conflicts of interests.

Non-diversification risk.    The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Market disruption and geopolitical risk.    The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the Common Shares.

Risks associated with recent economic events.    The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the Common Shareholders. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Common Shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and

Prospectus summary

reputational risk. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government intervention in financial markets risk.    The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Anti-takeover provisions risk.    The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Fund's Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional Common Shares. The Board of Directors also may classify or reclassify any unissued Common Shares into one or more series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund's shareholders, amend the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Short sales risk.    A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Additional risks.    For additional risks relating to investments in the Fund, including "Preferred Securities Risk," "Interest Rate Risk," "Convertible Securities Risk," "Investment Companies/Exchange-Traded Funds Risk," "Exchange-Traded Notes Risk," "Portfolio Turnover Risk," "Issuer Risk," "Risks Associated with Status as a Regulated Investment Company," "Investment Restrictions Risk," and "Temporary Defensive Strategies Risk," please see "Risk Factors and Special Considerations" beginning on page 65 of this prospectus.

Management and fees

Brookfield Investment Management Inc. serves as the Fund's Investment Adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily Managed Assets payable monthly in arrears. The Investment Adviser provides the Fund with a continuous investment program for the Fund's portfolio.

The Investment Adviser provides administrative services reasonably necessary for the Fund's operations, other than those services that the Investment Adviser provides to the Fund pursuant to the

Prospectus summary

Investment Advisory Agreement (as defined below). As compensation for its administrative services and the related expenses the Investment Adviser bears pursuant to the Administration Agreement (as defined below), the Investment Adviser is contractually entitled to an administrative fee (an "administrative fee"), computed daily and payable monthly, at an annual rate of .15% of the Fund's average daily Managed Assets. The Investment Adviser currently utilizes and pays the fees of a third party sub-administrator out of its administrative fee.

Repurchase of common stock

The Fund's Board of Directors has authorized the Fund to repurchase its Common Shares in the open market when the Common Shares are trading at a discount of 15% or more from NAV (or such other percentage as the Board of Directors may determine from time to time). Although the Board of Directors has authorized such repurchases, the Fund is not required to repurchase its Common Shares. Such repurchases are subject to certain notice and other requirements under the 1940 Act.

Custodian, sub-administrator, fund accountant, transfer agent and dividend disbursing agent

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian (the "Custodian") of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average daily market value of the Fund's portfolio assets, plus certain charges for securities transactions and out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's sub-administrator and is compensated for its services by the Investment Adviser, as administrator to the Fund.

U.S. Bancorp Fund Services, LLC, also serves as the Fund's fund accountant, transfer agent and registrar and dividend disbursing agent with respect to the Common Shares of the Fund.

 Summary of Fund expenses

Common Shareholder transaction expenses
Sales load (as a percentage of the Subscription Price)(1)	3.75%
Offering expenses (as a percentage of the Subscription Price)(1)	1.39%
Dividend reinvestment plan fees	None (2)

Annual expenses (as a percentage of net assets attributable to Common Shares)(4)
Management fees(4)	1.75%
Interest payments on borrowed funds(3)	0.33%
Other expenses(5)	0.82%
Total annual expenses(6)	2.90%

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as an investor in the Fund through the exercise of Rights, would bear directly or indirectly. The expenses shown in the table under "Interest payments on borrowed funds," "Other expenses" and "Total annual expenses" are based on the Fund's estimated expenses for the current fiscal year after giving effect to the anticipated net proceeds of the Offer, assuming that all Rights are exercised and assuming that the Fund issues approximately 2,590,000 Common Shares in the Offer. The table also reflects the estimated use of leverage by the Fund through bank borrowings representing in the aggregate 22.3% of the Fund's total assets (including the assets subject to, and obtained with the proceeds of, such borrowings), and show Fund expenses as a percentage of net assets attributable to Common Shares.

(1)
The Fund has agreed to pay the Dealer Manager for its financial structuring and solicitation services a fee equal to 3.75% of the aggregate Subscription Price for the Common Shares issued pursuant to the Offer (i.e., the sales load) and to reimburse the Dealer Manager for its out-of-pocket expenses up to $110,000. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $25,000, incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $20,000 and $10,000, respectively, plus reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses (not including the sales load) are estimated to be $700,000, which assumes that the Offer is fully subscribed. The fee paid to the Dealer Manager is reflected in the table under "Sales load" and the other fees and expenses described in this note are reflected in the table under "Offering expenses." The sales load and the offering expenses will be borne by the Fund and indirectly by all of the Fund's Common Shareholders, including those who do not exercise their Rights and will result in a reduction of the NAV of the Common Shares. See "The Offer—Distribution Arrangements" and "—Compensation to Dealer Manager."

(2)
You will pay a brokerage commission if you direct the Plan Agent (as defined under "Dividend reinvestment plan") to sell your Common Shares held in a dividend reinvestment account.

(3)
For the fiscal year ended December 31, 2012, the Fund had approximately $53,000,000 in average daily borrowings outstanding under the Agreement (representing approximately 24.7% of the average daily value of the Fund's Managed Assets during such period) at an average annual interest rate of 1.08%. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 27.4% of the Fund's total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at terms similar to the Agreement. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund's use of leverage will be profitable. The expenses shown under "Interest payments on borrowed funds" in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but

Summary of Fund expenses

  may increase such amount to 33 1/3% of the average daily value of the Fund's total assets and (ii) not to issue preferred shares or debt securities.

(4)
The Adviser receives a monthly fee at an annual rate of 1.00% of the Fund's Managed Assets. The advisory fee percentage calculation assumes the use of leverage by the Fund as discussed in note (3). To derive the annual advisory fee as a percentage of the Fund's net assets (which are the Fund's total assets less all of the Fund's liabilities), the Fund's average Managed Assets for the fiscal year ended December 31, 2012 (plus (i) the estimated proceeds of this Offer if fully subscribed as described in note (6) and (ii) leverage in the amount of 42.5% of such proceeds (after giving effect to such leverage)) were multiplied by the annual advisory fee rate and then divided by the Fund's average net assets for the same period (plus the estimated proceeds of this Offer if fully subscribed as described in note (6)).

(5)
Does not include the sales load or other expenses of the Fund incurred in connection with the Offer, estimated at $1,890,700 and $700,000, respectively. However, these expenses will be borne by all holders of the Common Shares, including those who do not exercise their Rights, and result in a reduction of the NAV of the Common Shares.

(6)
The 2.90% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $47,707,100 (assuming a Subscription Price of $19.42 as of September 6, 2013), and that, as a result, based on the Fund's average net assets for fiscal year ended December 31, 2012, of $161,250,239, the net assets attributable to Common Shareholders would be $222,981,190 upon completion of the Offer. It also assumes that net assets attributable to Common Shareholders will not increase or decrease due to currency fluctuations. If the Offer is not fully subscribed, or if the Fund increases the amount of money that it borrows, the amount of expenses borne by the Fund's Common Shareholders will increase.

Example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return. This example assumes that (i) all dividends and other distributions are reinvested at NAV, (ii) the percentage amounts listed under "Total annual expenses" above remain the same in the years shown, and (iii) the Offer is fully subscribed as described in note (6) above. This example reflects all recurring and non-recurring fees, including payment of the 3.75% sales load and other expenses incurred in connection with the Offer.

The example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.

1 Year	3 Years	5 Years	10 Years

$66	$124	$185	$348

 Financial highlights

The following financial highlights tables are intended to help you understand the Fund's financial performance. The selected data below sets forth the per share operating performance and ratios for the period presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus and SAI. The financial information for the fiscal year ended December 31, 2012, and for the fiscal period ended December 31, 2011, has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a share outstanding throughout each period:

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Financial Highlights

	For the period ended June 30, 2013 (Unaudited)		For the year ended December 31, 2012	Period from August 26,2011(1) through December 31,2011

Per Share Operating Performance:
Net asset value, beginning of period	$21.39		$20.12	$19.10	(3)

Net investment income(2)	0.38		0.65	0.18
Net realized and unrealized gain on investment transactions	1.58		2.02	1.19

Net increase in net asset value resulting from operations	1.96		2.67	1.37

Distributions from net investment income	(0.70)		(0.48)	(0.09)
Distributions from net realized gains	—		(0.89)	—
Return of capital distributions	—		(0.03)	(0.26)

Total distributions paid	(0.70)		(1.40)	(0.35)

Net asset value, end of period	$22.65		$21.39	$20.12

Market price, end of period	$21.48		$20.15	$17.61

Total Investment Return†	10.02%	(5)	23.06%	(10.16)%	(5)
Ratio of Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$175,646		$165,881	$156,065
Operating expenses	1.71%	(4)	1.83%	2.14%	(4)
Interest expense	0.33%	(4)	0.42%	0.47%	(4)
Total expenses	2.04%	(4)	2.25%	2.61%	(4)
Net investment income	3.32%	(4)	3.12%	2.81%	(4)
Portfolio turnover rate	25%	(5)	76%	30%	(5)
Loans Outstanding, End of Year (000s)	$53,000		$53,000	$53,000
Asset Coverage per $1,000 unit of senior indebtedness(6)	$4.3		$4.1	$3.9

†
Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

Financial highlights

(1)
Commencement of operations.

(2)
Per share amounts presented are based on average shares outstanding throughout the period indicated.

(3)
Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.

(4)
Annualized.

(5)
Not Annualized.

(6)
Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

 The Offer

PURPOSE OF THE OFFER

The board of directors of the Fund (the "Board" or the "Board of Directors"), based on the recommendations and presentations of Brookfield Investment Management Inc., the Fund's investment adviser (the "Investment Adviser") and others, has determined that it is in the best interest of the Fund and its Common Shareholders to increase the assets of the Fund available for investment and thereby to conduct the Offer. In making this determination, the Board considered a number of factors, including the potential benefits and costs of the Offer. In particular, the Board considered the Investment Adviser's belief that the Offer would better enable the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund's primary investment objective to provide a high level of total return, with an emphasis on income.

The Investment Adviser seeks to capitalize on market inefficiencies to opportunistically emphasize investments offering the most attractive risk adjusted return potential in the current market environment. In particular, the Investment Adviser believes there remains global infrastructure securities that are well positioned to benefit from infrastructure spending over the next several years. Consequently, the Investment Adviser believes that now may be an opportune time to seek to take advantage of attractive investment opportunities and to further diversify the Fund's portfolio in global infrastructure securities, which may enable the Fund to potentially enhance yield and capture NAV appreciation potential.

The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to the sales load described in this prospectus). The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. The Investment Adviser has an inherent conflict of interest in recommending the Offer because its fees are based on a percentage of the Fund's average weekly net assets (the greater the net assets of the Fund, the greater the compensation paid to the Investment Adviser).

In approving the Offer, the Board took the foregoing considerations into account. The Board also took into account that a well-subscribed rights offering may marginally reduce the Fund's expense ratio (since the Fund's fixed costs will be spread over a larger asset base).

The Offer may provide Record Date Common Shareholders the ability to achieve a greater distribution yield on distributions, if any, on Common Shares of the Fund purchased pursuant to the Offer relative to Common Shares of the Fund purchased on the NYSE. At the Fund's current annualized distribution rate of 6.48% (based on the market price of Common Shares on September 6, 2013), and an estimated Subscription Price of $19.42, Common Shareholders would experience a distribution yield of 7.21% on Common Shares of the Fund purchased in the Offer. Distribution rates on Common Shares of the Fund and corresponding distribution yield are subject to change and are not a quotation or indication of Fund performance. Distributions may include net investment income, capital gains and/or return of capital. Any portion of the Fund's distributions that is a return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "investment yield" or "income".

The Offer

There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful, that by increasing the size of the Fund the Fund's expense ratio will be lowered, or that the trading volume of the Fund's Common Shares on the New York Stock Exchange ("NYSE") will increase. See "The Offer—Purpose of the Offer."

STRUCTURE OF THE OFFER

The Board retained UBS Securities LLC, the Dealer Manager for the Offer, to provide the Fund with financial structuring and solicitation services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board considered, among other things, the extent of dilution and expense of the Offer (including the fees to be paid to the Dealer Manager), using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing Common Shareholders if the Offer is not fully subscribed and the experience of the Dealer Manager in conducting rights offerings.

ALTHOUGH THE FUND HAS NO PRESENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL RIGHTS OFFERINGS FROM TIME TO TIME FOR A NUMBER OF SHARES AND ON TERMS WHICH MAY OR MAY NOT BE SIMILAR TO THE OFFER. ANY SUCH FUTURE RIGHTS OFFERING WILL BE MADE IN ACCORDANCE WITH THE 1940 ACT.

IMPORTANT TERMS OF THE OFFER

The Fund is issuing to Record Date Common Shareholders transferable Rights to subscribe for an aggregate of 2,590,000 Common Shares. Each Record Date Common Shareholder is being issued one transferable Right for each whole Common Share owned on the Record Date. The Rights entitle each Record Date Common Shareholder to acquire one Common Share at the Subscription Price for every three Rights held (1-for-3). Rights may be exercised at any time during the subscription period, which commences on September 19, 2013, the Record Date, and ends at 5:00 p.m., Eastern Time, on October 18, 2013, the Expiration Date, unless extended by the Fund.

The Rights will be listed for trading on the NYSE under the symbol "INF RT" during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. See "—Transferability and Sale of Rights" below. The Common Shares are listed on the NYSE under the symbol "INF." The Rights will be evidenced by subscription certificates which will be mailed to Record Date Common Shareholders, except as discussed below under "—Restrictions on Foreign Common Shareholders."

The Fund will not issue fractional Common Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three, except that any Record Date Common Shareholder who is issued fewer than three Rights will be able to subscribe for one Common Share. Record Date Common Shareholders who hold two or more accounts may not combine their fractional interests across accounts.

The Rights are transferable. Rights holders who are not Record Date Common Shareholders may purchase Common Shares as described above (the "Primary Subscription"), but are not entitled to subscribe for Common Shares pursuant to the Over-Subscription Privilege. Record Date Common Shareholders and Rights holders who purchase Common Shares in the Primary Subscription and Record Date Common Shareholders who purchase Common Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders."

The Offer

Common Shares not subscribed for during the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Record Date Common Shareholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights to acquire less than one Common Share, which cannot be exercised) and who wish to acquire more than the number of Common Shares they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment. Investors who are not Record Date Common Shareholders are not entitled to subscribe for any Common Shares pursuant to the Over-Subscription Privilege. See "—Over-Subscription Privilege" below.

For purposes of determining the number of Common Shares a Record Date Common Shareholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede & Co. or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede & Co. or the other depository or nominee on their behalf.

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated Subscription Price, to the Subscription Agent. A Rights holder will have no right to rescind a purchase after the Subscription Agent has received a completed subscription certificate together with payment for the Common Shares offered pursuant to the Offer, except as provided under "—Notice of NAV Decline." Rights holders who exercise their Rights will not know at the time of exercise the Subscription Price of the Common Shares being acquired and will be required initially to pay for both the Common Shares subscribed for during the subscription period and, if eligible, any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $19.42 per Common Share. The Subscription Price includes a sales load. For a discussion of the method by which Rights may be exercised and Shares paid for, see "—Methods for Exercising Rights" and "—Payment for Common Shares."

There is no minimum number of Rights which must be exercised in order for the Offer to close. The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer, the Dealer Manager fee, and the expenses of Fund counsel and the Fund's independent registered public accounting firm in connection with the Offer.

Common Shares obtained through the exercise of Rights by Common Shareholders will not be eligible to receive the Fund's monthly dividends to be paid in September and October 2013.

SUBSCRIPTION PRICE

The Subscription Price for the Common Shares to be issued pursuant to the Offer will be determined based upon a formula equal to the Formula Price. If, however, the Formula Price is less than 80% of the Fund's NAV of the Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 80% of the Fund's NAV at the close of trading on the NYSE on that day. The Subscription Price will include a sales load. For example, assuming the Expiration Date were September 6, 2013, if the average of the last reported sales prices of a Common Share on the NYSE on the Expiration Date and the preceding four (4) trading days is $21.58, the Subscription Price would be $19.42 per Common Share (90% of $21.58). Since the Expiration Date will be October 18, 2013 (unless the Fund extends the subscription period), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Common Shares subscribed for pursuant to the Primary Subscription and, if eligible, any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $19.42. See "—Payment for Common Shares" below. Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together

The Offer

with payment for Common Shares by the Subscription Agent, except as provided under "—Notice of NAV Decline." The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed.

The Fund announced the terms of the Offer after the close of trading on the NYSE on September 6, 2013. The NAV of the Common Shares at the close of business on September 5, 2013 (the last trading date on which the Fund publicly reported its NAV prior to the announcement), and on [    ] (the date of this prospectus) was $22.36 and $[    ], respectively, and the last reported sales price of a Common Share on the NYSE on those dates was $21.61 and $[    ], respectively.

OVER-SUBSCRIPTION PRIVILEGE

Common Shares not subscribed for by Rights holders (the "Excess Common Shares") will be offered, by means of the Over-Subscription Privilege, to the Record Date Common Shareholders who have fully exercised the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) and who wish to acquire more than the number of Common Shares they are entitled to purchase pursuant to the Primary Subscription. Record Date Common Shareholders should indicate on the subscription certificate, which they submit with respect to the exercise of the Rights issued to them, how many Excess Common Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Common Shares remain, all Record Date Common Shareholders' over-subscription requests will be honored in full. If requests from Record Date Common Shareholders for Common Shares pursuant to the Over-Subscription Privilege exceed the Excess Common Shares available, the available Excess Common Shares will be allocated pro rata among Record Date Common Shareholders who oversubscribe based on the number of Rights originally issued to such Record Date Common Shareholders. The percentage of remaining Common Shares each over-subscribing Record Date Common Shareholder may acquire will be rounded down to result in delivery of whole Common Shares. The allocation process may involve a series of allocations to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates.

The Fund will not offer or sell any Common Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., Eastern Time, on October 18, 2013, the Expiration Date, unless extended by the Fund.

Rights will expire without value on the Expiration Date (including any extension); they may not be exercised thereafter. Any extension of the Offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., Eastern Time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have

The Offer

any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate. The Fund may extend the Offer in its sole discretion for any reason, including as a result of a decline in the Fund's NAV as described below in "—Notice of NAV Decline."

TRANSFERABILITY AND SALE OF RIGHTS

The Rights are transferable until the last business day prior to the Expiration Date, which is October 18, 2013, unless extended. We may, however, extend the expiration of the Offer.

The Fund will apply to list the Rights for trading on the NYSE under the symbol "INF RT" during the course of the Offer, subject to notice of issuance. The Rights will be admitted for trading on the NYSE on a when-issued basis from September 16, 2013, until the Record Date; thereafter, they will trade on a regular way basis through October 17, 2013, one (1) business day prior to the Expiration Date (including extensions)). You are encouraged to contact your broker, bank or financial adviser for more information about trading the Rights. We will seek to ensure that an adequate trading market for the Rights will exist by requesting that the Rights be traded on the NYSE and by retaining the Dealer Manager, the Subscription Agent and the Information Agent, but we cannot assure you that a market for the Rights will develop. Assuming a market exists for the Rights, you may purchase and sell the Rights through the usual brokerage channels or sell the Rights through the Subscription Agent.

Sales through the Subscription Agent

Record Date Common Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves. Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern Time, on October 16, 2013 (or if the Offer is extended, until one (1) business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights.

The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent's own funds pending distribution to each selling Record Date Common Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be remitted to the selling Record Date Common Shareholder.

If the Dealer Manager declines to purchase the Rights of a Record Date Common Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent's own funds pending distribution to the selling Record Date Common Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the selling Record Date Common Shareholders.

The Subscription Agent will also attempt to sell (either to the Dealer Manager or in open market transactions as described above) all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from

The Offer

those sales in an account segregated from the Subscription Agent's own funds for the benefit of such non-claiming Record Date Common Shareholders until such proceeds are either claimed or revert to the state. There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. If a Record Date Common Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other transfers

The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred Rights. In such event, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Common Shareholder or, if the Record Date Common Shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as set forth upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), subject to the standards and procedures adopted by the Fund.

Record Date Common Shareholders wishing to transfer all or a portion of their Rights should allow at least five (5) business days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new subscription certificate to be exercised or sold by each recipient thereof. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), the transferor of the Rights shall be responsible for all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights. Neither we nor the Subscription Agent nor the Dealer Manager will pay such commissions, fees or expenses. Investors who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the investor will incur in connection with the transaction.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of the Depository Trust Company ("DTC") or through the Subscription Agent. Eligible Existing Rights Holders may exercise the Over-Subscription Privilege in respect of exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., Eastern Time, on the Expiration Date, a Nominee Holder over-subscription certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

The Offer

METHODS FOR EXERCISING RIGHTS

Rights are evidenced by new subscription certificates that, except as described below under "—Restrictions on Foreign Common Shareholders," will be mailed to Record Date Common Shareholders or, if a Record Date Common Shareholder's Common Shares are held by Cede & Co. or any other depository or nominee on their behalf, to Cede & Co. or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription Price by the Expiration Date.

Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, (1) to deliver a Notice of Guaranteed Delivery prior to 5:00 p.m., Eastern Time, on the Expiration Date and (2) to guarantee delivery of payment and delivery of a properly completed and executed subscription certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third (3rd) business day after the Expiration Date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "—Payment for Common Shares") at the offices of the Subscription Agent at the address set forth above. Fractional Common Shares will not be issued upon the exercise of Rights.

Common shareholders who are record owners

Exercising Rights Holders who are holders of record may choose either option set forth under "—Payment for Common Shares" below. If time is of the essence, the Fund or the Investment Adviser, in their sole discretion, may permit delivery of the subscription certificate and payment after the Expiration Date.

Record Date Common Shareholders whose Common Shares are held by a nominee

Record Date Common Shareholders whose Common Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the Record Date Common Shareholder and arrange for proper payment by one of the methods set forth under "—Payment for Common Shares" below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described under "—Payment for Common Shares" below.

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner who is a Record Date Common Shareholder, as to the aggregate number of Rights exercised during the subscription period and the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege by the beneficial owner, and that the beneficial owner exercised all Rights issued to it pursuant to the Offer.

The Offer

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful.

RESTRICTIONS ON FOREIGN COMMON SHAREHOLDERS

Subscription certificates will not be mailed to Record Date Common Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions, the District of Columbia and APO and FPO addresses) (the "Foreign Common Shareholders"). Foreign Common Shareholders will receive written notice of the Offer. The Subscription Agent will hold the Rights to which those subscription certificates relate for these Common Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 11:00 a.m., Eastern Time, on October 15, 2013, three (3) business days prior to the Expiration Date (or, if the subscription period is extended, on or before three (3) business days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then-current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent's own funds pending distribution to each Foreign Common Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) business days of the sale and that the proceeds will then be remitted to the Foreign Common Shareholder within three (3) business days of receipt by the Subscription Agent.

If the Dealer Manager declines to purchase the Rights of a Foreign Common Shareholder, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent's own funds pending distribution to the Foreign Common Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the Foreign Common Shareholders within five (5) business days following the Expiration Date.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

NOTICE OF NAV DECLINE

The Fund, as required by the SEC's registration form, will suspend the Offer until it amends this prospectus if, subsequent to the effective date of this prospectus, the Fund's NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Common Shareholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

The Offer

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement, the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each a "Selling Group Member" and collectively the "Selling Group Members"), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell Common Shares purchased by the Selling Group Member from the Dealer Manager. In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each a "Soliciting Dealer" and collectively the "Soliciting Dealers") to solicit the exercise of Rights. See "Compensation to Dealer Manager" for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Offer.

The Fund and the Investment Adviser have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith or gross negligence of the Dealer Manager in the performance of its duties or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares, including Common Shares acquired through purchasing and exercising the Rights, all at prices that may be different from the market price for such Common Shares or from the price to be received by the Fund upon the exercise of Rights. The Dealer Manager is authorized to buy and exercise Rights (for delivery of Common Shares prior to the expiration of the Offer), including unexercised Rights of Record Date Common Shareholders whose record addresses are outside the United States held by the Subscription Agent for which no instructions are received, and to sell Common Shares to the public or to Selling Group Members at the offering price set by the Dealer Manager from time to time. In addition, the Dealer Manager has the right to buy Rights offered to it by the Subscription Agent from electing Record Date Common Shareholders, and the Dealer Manager may purchase such Rights as principal or act as agent on behalf of its clients for the resale of such Rights.

Record Date Common Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves. Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern Time, on October 16, 2013 (or, if the subscription period is extended, on or before 5:00 p.m., Eastern Time, two (2) business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent's own funds pending distribution to each selling Record Date Common Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) business days of the sale and that the proceeds will then be remitted to the selling Record Date Common Shareholder within three (3) business days of receipt by the Subscription Agent.

The Offer

If the Dealer Manager declines to purchase the Rights of a Record Date Common Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent's own funds pending distribution to the selling Record Date Common Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the selling Record Date Common Shareholders within five (5) business days following the Expiration Date.

The Subscription Agent will also attempt to sell (either to the Dealer Manager or in open market transactions as described above) all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth (4th) business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales in an account segregated from the Subscription Agent's own funds for the benefit of such non-claiming Record Date Common Shareholders until such proceeds are either claimed or revert to the state.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. If a Record Date Common Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financing transactions with the Fund, the Investment Adviser and their affiliates. In addition, in the ordinary course of their businesses, the Dealer Manager and/or its affiliates may, from time to time, own securities of the Fund or its affiliates.

The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expense of preparation and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer and the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offer.

The principal business address of the Dealer Manager is 299 Park Avenue, New York, New York 10171.

COMPENSATION TO DEALER MANAGER

Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer.

The Dealer Manager will reallow to Selling Group Members in the Selling Group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each Common Share issued pursuant to the Offer or the Over-Subscription Privilege as a result of their selling efforts. In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through DTC on the Record Date. Fees will be paid to the broker-dealer

The Offer

designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund has agreed to pay the Dealer Manager an amount up to $110,000 as a partial reimbursement of its expenses incurred in connection with the Offer. The fees described above are one-time fees payable on each date on which the Fund issues Common Shares after the Expiration Date with respect to the Dealer Manager, and on or before the tenth business day following the day the Fund issues Common Shares after the Expiration Date with respect to a Selling Group Member or Soliciting Dealer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $25,000, incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. In connection with the purchase of Rights and sale of Common Shares by the Dealer Manager, the Dealer Manager may realize profits or losses in addition to and independent of any fees described above. While such profits or losses are difficult to quantify prior to the commencement of the subscription period, in no event will profits to the Dealer Manager from the purchase of Rights and sale of Common Shares prior to the Expiration Date of the Offer exceed 0.2% of the gross Offer size. No other fees will be payable by the Fund or the Investment Adviser to the Dealer Manager in connection with the Offer. All of the costs of the Offer will be borne by the Fund and indirectly by all of its Common Shareholders, including those Record Date Common Shareholders who do not exercise their Rights.

SUBSCRIPTION AGENT

Computershare Inc. and Computershare Trust Company, N.A. are collectively the Subscription Agent. Under the terms and subject to the conditions contained in a Subscription Agent Agreement between the Fund and the Subscription Agent, the Subscription Agent in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $20,000, plus reimbursement for all out-of-pocket expenses related to the Offer. The Fund has also agreed to indemnify the Subscription Agent and its nominees against all liability and reasonable expense which may arise out of the services described in the Subscription Agent Agreement, except for any liability or expense arising out of negligence, bad faith or willful misconduct of the Subscription Agent or its nominees.

Completed subscription certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Common Shareholders) to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to 1-617-360-6810 to be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date. Facsimiles should be confirmed by telephone at 1-781-575-2332. The Fund will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern Time, on the Expiration Date or by the close of business on the third (3rd)

The Offer

business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "—Payment for Common Shares" below.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact your broker-dealer, trust company, bank, or other nominee to notify the Fund of your intent to exercise the Rights.
By First Class Mail Only (Overnight/Express Mail):	Brookfield Global Listed Infrastructure Income Fund Inc. c/o Computershare Trust Company, N.A. Attention: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011
By Express Mail or Overnight Courier:	Brookfield Global Listed Infrastructure Income Fund Inc. c/o Computershare Trust Company, N.A. Attention: Corporate Actions Voluntary Offer 250 Royall Street Suite V Canton, MA 02021

Delivery to an address other than one of the addresses listed above, or transmission via a facsimile number other than as listed above, will not constitute valid delivery.

INFORMATION AGENT

The Information Agent is AST Fund Solutions. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Adviser and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer. The Fund has agreed to indemnify the Information Agent and all of its affiliates, agents, directors, officers and employees harmless against any loss, claim, demand, action, suit, damage, liability or expense (including, without limitation, reasonable legal and other related fees and expenses) arising out of the performance of the Information Agent Agreement, except to the extent such loss, claim, demand, action, suit, damage, liability or expense results directly from the willful misfeasance or negligence of the Information Agent.

Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this prospectus or subscription certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

  AST Fund Solutions

  Attention: Warren Antler

  1200 Wall Street West, 3rd Floor
  Lyndhurst, NY 07071
  Banks and Brokers call: 212.400.2605
  All Others toll-free: 877.896.3191

Common Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $10,000, plus reimbursement for its out-of-pocket expenses related to the Offer.

The Offer

PAYMENT FOR COMMON SHARES

Exercising Rights Holders may choose between the following methods of payment:

  (1)
  An Exercising Rights Holder may send the subscription certificate together with payment for the Common Shares acquired in the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Common Shareholders) to the Subscription Agent based on the estimated Subscription Price of $19.42 (90% of $21.58, the average of the last reported sales price of a Common Share on the NYSE on September 6, 2013 and each of the four (4) preceding trading days). To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices set forth above, prior to 5:00 p.m., Eastern Time, on the Expiration Date.

  (2)
  An Exercising Rights Holder may have a bank, trust company or NYSE member send a Notice of Guaranteed Delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full Subscription Price for the Common Shares subscribed for in the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Common Shareholders) and (ii) a properly completed and executed subscription certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed subscription certificate and full payment for the Common Shares is received by the Subscription Agent by the close of business on October 23, 2013 (or, if the Offer is extended, on the third (3rd) business day after the Expiration Date).

All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to Computershare Inc. or to the Fund. The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated non-interest-bearing account pending proration and distribution of the Shares.

The method of delivery of subscription certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail, it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., Eastern Time, on the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

Within ten (10) business days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if Shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee) a confirmation showing (i) the number of Common Shares purchased pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Common Shareholders); (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable to the Fund by the Exercising Rights Holder or any excess to be refunded by the Fund to the Exercising Rights Holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Exercising Rights Holder, if eligible, exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent within ten (10) business days after the

The Offer

Confirmation Date. All payments by Rights holders must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to Brookfield Global Listed Infrastructure Income Fund Inc. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent to the Rights Holder as promptly as practicable.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual receipt of payment. The Subscription Agent will deposit all checks it receives prior to the final due date of this Offer into a segregated non-interest-bearing account pending proration and distribution of the Shares. If an Exercising Rights Holder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for Record Date Common Shareholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) sell subscribed and unpaid-for Shares to other Record Date Common Shareholders; (ii) apply any payment actually received by it from the Exercising Rights Holder toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Rights Holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund or the Investment Adviser, in their sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund or the Investment Adviser determines in their sole discretion. The Subscription Agent and the Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent, except as provided above under "—Notice of NAV Decline."

DELIVERY OF COMMON SHARES/DIVIDEND REINVESTMENT PLAN PARTICIPANTS

Common Shares purchased pursuant to the Primary Subscription will be delivered promptly after full payment for such Common Shares has cleared. Common Shares purchased pursuant to the Over-Subscription Privilege will be delivered as soon as practicable after the Expiration Date of the Offer and following the completion of any pro-rations that may be necessary in the event that the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege exceeds the number of Common Shares not subscribed for pursuant to the Primary Subscription.

Exercising Rights Holders who are record holders of Common Shares will receive one or more certificates representing the Common Shares purchased pursuant to the Offer. Exercising Rights Holders whose Common Shares are held of record by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Common Shares purchased pursuant to the Offer credited to the account of Cede & Co. such other depository or nominee.

Participants in the Fund's Dividend Reinvestment Plan will have any Common Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's Dividend Reinvestment Plan wishing to

The Offer

exercise Rights issued with respect to the Common Shares held in their accounts under the Dividend Reinvestment Plan must exercise such Rights in accordance with the procedures set forth above.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

See "Taxation—The Offer" for a discussion of the material U.S. federal income tax consequences of the Offer.

ERISA CONSIDERATIONS

Common Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals, Individual Retirement Accounts ("IRAs") and other plans eligible for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code", collectively, "ERISA Plans"), should be aware that additional contributions of cash to the ERISA Plan (other than rollover contributions or trustee-to-trustee transfers from other ERISA Plans) in order to exercise Rights would be treated as ERISA Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of ERISA Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. ERISA Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

ERISA Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise or transfer of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit ERISA Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies), Prohibited Transaction Exemption 84-14 (qualified plan asset manager) and Prohibited Transaction Exemption 75-1 (covering sales of securities). Due to the complexity of these rules and the penalties for non-compliance, ERISA Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

Upon the completion of the Offer, Record Date Common Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and expenses associated with the offer paid by the Fund may reduce the NAV per Common Share of each Common Shareholder's Common Shares. In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the completion of the Offer will result in an immediate dilution of NAV for all Common Shareholders (i.e., will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund's Common Shares. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of our

The Offer

Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such dilution will disproportionately affect non-exercising Common Shareholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. For example, assuming all of the Common Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Common Shares, the Fund's current NAV per Common Share would be reduced by approximately $1.05 or 4.65%. Record Date Common Shareholders will experience a decrease in the NAV of Common Shares held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution to Common Shareholders of transferable Rights, which themselves have intrinsic value, will afford non-participating Common Shareholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market develops, what the price of the rights will be. See "The Offer—Dilution and Effect of Non-Participation in the Offer." Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for Common Shares by the subscription agent for the Offer.

Example of Dilution to NAV Resulting from the Offer
(assuming the Subscription Price is the Formula Price)

(a)	NAV per Common Share (as of September 6, 2013)	$22.60
(b)	Total net assets (as of September 6, 2013)	175,274,090
(c)	Estimated reduction in current NAV per Common Share resulting from the Offer ("per share dilution")(1)(2)	$1.05
(d)	Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	4.65%

Example of Dilution to NAV Resulting from the Offer
(assuming the Subscription Price is 80% of the Fund's NAV)

(a)	NAV per Common Share (as of September 6, 2013)	$22.60
(b)	Total net assets (as of September 6, 2013)	175,274,090
(c)	Estimated reduction in current NAV per Common Share resulting from the Offer ("per share dilution")(1)(2)	$1.37
(d)	Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	6.06%

(1)
Assumes full exercise of the Rights being offered, that the Expiration Date was September 6, 2013, and that all of the Common Shares are sold at the estimated Subscription Price of $19.42 and deducts all expenses related to the issuance of Common Shares in the Offer. The Fund, not investors, pays the sales load, which is ultimately borne by all Common Shareholders.

(2)
Item (c) was calculated by subtracting (A) the Fund's estimated NAV per Common Share immediately following the completion of the Offer from (B) the Fund's NAV per Common Share (as of September 6, 2013). The Fund's estimated NAV per Common Share immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Offer by (Y) the estimated total number of Common Shares outstanding immediately following the completion of the Offer.

(3)
Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including

The Offer

the Fund's market price and NAV per Common Share at the time of completion of the Offer and the level of participation in the Offer.

The number of Common Shares outstanding as of September 6, 2013, was 7,755,240. The number of Common Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Common Shares issued, would be 10,345,240. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%.

All of the costs of the Offer will be borne by the Fund's Common Shareholders whether or not they exercise their Rights.

CERTAIN EFFECTS OF THIS OFFER

The Investment Adviser will benefit from the Offer because the advisory fee and administration fee are based on the Fund's Managed Assets. For a description of these fees, see "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because it is not known how many Common Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all Rights are exercised and (ii) the Subscription Price is $19.42 per Common Share, and after giving effect to the Dealer Manager fee and other expenses related to the Offer, the Investment Adviser would receive an additional annualized advisory fee of $679,826 and an additional annualized administration fee of $101,974. A majority of the directors who approved the Offer are not interested persons of the Investment Adviser.

 The Fund

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation under the laws of the State of Maryland on June 8, 2011. The Fund's principal office is located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

The Fund's primary investment objective is to provide a high level of total return, with an emphasis on income. This investment objective is not fundamental and may be changed without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurance can be given that the Fund's investment objective will be achieved.

 Use of proceeds

The net proceeds of the Offer, assuming all Common Shares offered hereby are sold, are estimated to be approximately $47,707,100, after deducting offering expenses associated with the Offer, including the sales load. The Investment Adviser anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment objective and policies will be completed within three months after completion of the Offer. The Fund intends use the proceeds of the Offer to make investments consistent with its investment objective. See "The Offer—Purpose of the Offer," "Investment Objective and Policies" and, in the SAI, "Investment Restrictions." Pending such investment, it is anticipated that the net proceeds will be invested in fixed income securities and other permitted investments. See "Investment Objective and Policies."

 Description of Common Shares

The Fund is authorized to issue 1,000,000,000 Common Shares. All Common Shares have equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and the Common Shares issuable upon the exercise of the Rights, when issued and paid for pursuant to the terms of the Offer, will be, fully paid and non-assessable. Common Shares are not redeemable and have no preemptive rights, conversion rights, cumulative voting rights or appraisal rights.

The number of Common Shares outstanding as of September 6, 2013, was 7,755,240. The number of Common Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Common Shares issued, would be 10,345,240.

The following table sets forth the high and low market prices for the Common Shares on the NYSE, for each full quarterly period since the Fund's inception and the current fiscal year period, along with the NAV and discount or premium to NAV for each quotation.

	Market Price		Net Asset Value		Premium/ (discount) to net asset value
INF	High	Low	High	Low	High	Low

Period Ended
August 31, 2013	23.45	21.38	23.31	22.32	1.05%	-4.47%
June 30, 2013	22.60	19.56	23.72	21.84	-3.68%	-10.44%
March 31, 2013	22.15	21.50	23.55	22.53	-4.43%	-6.25%
December 31, 2012	20.15	19.48	21.52	21.07	-5.10%	-9.20%
September 30, 2012	19.95	19.43	21.57	20.80	-6.35%	-8.27%
June 30, 2012	18.73	17.39	20.35	18.56	-6.20%	-9.69%
March 31, 2012	19.90	19.03	21.83	19.90	0.00%	-9.65%
December 31, 2011	17.78	16.75	20.16	18.63	-8.16%	-13.14%
September 30, 2011	20.01	15.45	19.25	17.06	16.94%	-9.75%

Set forth below is information with respect to the Fund's outstanding securities as of September 6, 2013:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Common Shares Held by the Fund or for its Own Account

Common Shares	1,000,000,000	0	7,755,240

On September 6, 2013, the Fund's NAV was $22.60 and the last reported sale price of a Common Share on the NYSE was $21.66, representing a 4.16% discount to such NAV.

 Investment objective and policies

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a high level of total return, with an emphasis on income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval, upon not less than 60 days prior written notice to shareholders.

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's investment objective will be achieved or that the Fund will earn a return on its assets, and you could lose some or all of your investment.

The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its Managed Assets in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the U.S., and, as part of the 80% Policy, at least 40% of Managed Assets will be invested in Foreign Securities of infrastructure companies. Under normal market conditions, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. Exposure to publicly traded infrastructure companies through derivatives may be considered investments in such securities for purposes of the 80% Policy. Exposure to Foreign Securities through derivatives may be considered investments in such securities for purposes of the 40% policy with respect to Foreign Securities. The Fund may invest up to 20% of its Managed Assets in fixed income securities, including below-investment grade rated securities, as described in this prospectus.

The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication. The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in the infrastructure industry. The Fund's policy of concentration in companies in the infrastructure industry is a fundamental policy of the Fund. This fundamental policy and the investment restrictions described in the SAI under the caption "Investment Restrictions" cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the Fund's shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

Infrastructure assets currently include:

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toll roads, bridges and tunnels;

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airports;

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seaports;

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electricity transmission and distribution lines;

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oil and gas pipelines and storage facilities;

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gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

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communication towers and satellites; and

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railroads.

Investment objective and policies

The Fund may also invest, as a principal strategy, up to 25% of its Managed Assets in energy-infrastructure companies organized as MLPs.

The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives, including total return swaps. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

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as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

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as a substitute for purchasing or selling securities;

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to increase the Fund's return as a non-hedging strategy that may be considered speculative; and

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to manage the Fund's portfolio characteristics.

The Fund may invest up to 20% of its Managed Assets in fixed income securities, including obligations of the U.S. Government, floating rate loans and money-market instruments. As part of the 20% of the Fund's Managed Assets that may be invested in fixed income securities, up to 10% of the Fund's Managed Assets may be invested in below investment grade ("junk") fixed income securities, with half of this 10% able to be invested in fixed income securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's or non-rated securities of comparable quality. The Fund, however, may not invest in securities in default.

The Fund may invest up to 25% of its Managed Assets in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an "emerging market," although investments in Foreign Securities are otherwise without limitation. In addition, the Fund may invest up to 10% of its Managed Assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund's Managed Assets. Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities (as defined herein), income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure companies. Other Fund investments may include warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.

INVESTMENT METHODOLOGY OF THE FUND

The Investment Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Investment Advisor also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Investment Advisor takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Investment Advisor uses proprietary research to select individual securities that they believe can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

Investment objective and policies

CERTAIN INVESTMENT PRACTICES

Infrastructure industry concentration.    Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States, and at least 40% of its Managed Assets will be invested in Foreign Securities.

Foreign securities and depositary receipts.    The Fund may invest, without limitation, in securities of issuers located in a number of different countries throughout the world. Under normal market conditions, the Fund will maintain exposure to securities of infrastructure issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities. The Fund may invest up to 25% of its Managed Assets in publicly-traded securities of infrastructure companies whose primary operations or principal trading market is an emerging market.

The Fund may invest in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Stapled securities.    From time to time, the Fund may invest in stapled securities to gain exposure to many infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.

Master limited partnerships.    The Fund may invest up to 25% of its Managed Assets in energy-infrastructure companies organized as MLPs and their affiliates. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

Covered calls and other option transactions.    The Fund may write call options with the purpose of generating realized gains or reducing the Fund's ownership of certain securities. The Fund may write call options on equity securities in its portfolio ("covered calls"), in amounts up to 15% of the Fund's Managed Assets. The Fund's use of covered calls and leverage together will not exceed 45% of the Fund's Managed Assets. At the time the call option is sold, the writer of the call option receives a premium from the buyer of such call option. Any premiums received by the Fund from writing options may result in short-term capital gains. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns. When the Fund sells a call option, it generates short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying

Investment objective and policies

equity security above the exercise price of the option and retains the risk of loss if the underlying security declines in value. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." A call option whose strike price is below the current price of the underlying stock is called "in-the-money."

If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on transactions in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing purchase transactions in particular options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Registered investment companies/exchange-traded funds.    The Fund may invest in registered investment companies, including exchange-traded funds ("ETFs"), in accordance with the 1940 Act and consistent with the Fund's investment objective. Most ETFs are similar to index funds in that they seek to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The Fund will not invest in actively managed or leveraged ETFs.

Generally, investments in registered investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have

Investment objective and policies

obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.

Exchange-traded notes.    The Fund may invest in exchange-traded notes ("ETNs"). ETNs are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index.

Emerging markets.    The Fund may invest up to 25% of its Managed Assets in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in an "emerging market." These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An "emerging market" country is any country that is considered to be an emerging or developing country by the World Bank. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Convertible securities.    A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in an issuer's capital structure and, therefore, generally entail less risk than the issuer's common stock.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the "investment value," represents the security's theoretical price support level.

"Conversion value" is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible

Investment objective and policies

security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company's particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

In its selection of convertible securities for the Fund, the Investment Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund's overall investment objective.

The Fund may convert a convertible security that it holds:

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when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

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to facilitate a sale of the position;

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if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

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whenever the Investment Adviser believes it is otherwise in the best interests of the Fund.

Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that such convertible securities, which are acquired by the Fund consistent with the factors considered by the Investment Adviser as described in this prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. See "—Below Investment Grade (High Yield or Junk Bond) Securities."

Fixed income securities.    The Fund will invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

In addition, the Fund also may invest in fixed income securities such as bonds, debentures, notes, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as affiliated or unaffiliated money market mutual funds that invest in those securities. Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income securities, not including short-term discounted Treasury Bills or certain short-term securities of U.S. government sponsored instrumentalities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

Investment objective and policies

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government-sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

Below investment grade (high yield or junk bond) securities.    As part of the 20% of the Fund's Managed Assets that may be invested in fixed income securities, up to 10% of the Fund's Managed Assets may be invested in below investment grade ("junk") fixed income securities, with half of this 10% able to be invested in fixed income securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality as determined by the Investment Adviser. Those securities rated "BB" or lower by S&P or "Ba" or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. The Fund, however, may not invest in securities in default. Junk bonds are considered by the ratings agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, and involve major risk exposure to adverse conditions.

Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated bonds. In addition, such lower rated securities and unrated securities of comparable quality generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issuer, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issuer, the perceived ability and integrity of the issuer's management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher rated securities, and the markets in which such lower rated or unrated securities of comparable quality are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for

Investment objective and policies

purposes of valuing its portfolio and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

In addition to using statistical rating agencies and other sources, the Investment Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower rated and unrated securities of comparable quality has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Derivatives.    The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives, including total return swaps. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

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as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

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as a substitute for purchasing or selling securities;

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to increase the Fund's return as a non-hedging strategy that may be considered speculative; and

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to manage the Fund's portfolio characteristics.

For a further description of such derivative instruments, see "The Fund—Additional Investment Policies" in the SAI.

Investment objective and policies

Total return swaps.    The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of a portfolio of underlying securities. In entering into a total return swap, the Fund would obtain investment exposure to the portfolio of underlying securities in return for no initial payment or an initial payment that is substantially less than the aggregate purchase price of the underlying securities (the notional amount of the swap). If the other party to a total return swap defaults, the Fund's risk of loss generally consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the underlying loans or debt securities or other assets constituting the underlying securities, based on the notional amount of the swap. The Fund may use total return swaps for leverage, hedging or investment purposes.

Short sales.    The Fund may from time to time make short sales of securities, including short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Except for short sales against the box, the Fund will not sell short more than 10% of the Fund's Managed Assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer's voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's Managed Assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations. The Fund, however, does not presently intend to engage in short sales of securities.

The Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form

Investment objective and policies

of segregated or "earmarked" assets on the records of the Investment Adviser or with the Fund's Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid investments.    The Fund may invest up to 10% of its Managed Assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act, securities traded pursuant to Rule 144A of the Securities Act, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Directors (each member of the Board of Directors individually a "Director"), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.

It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

When issued, delayed delivery securities and forward commitments.    The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase agreements.    Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to

Investment objective and policies

an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Borrowings and issuance of preferred stock.    The Fund intends to, with the approval of the Board of Directors, borrow money or issue preferred stock or debt in an effort to earn incremental total return for the holders of the Common Shares. The 1940 Act permits the Fund to issue a single class of debt and a single class of preferred stock. Under the 1940 Act, such debt or preferred stock may be issued only if immediately after such issuance the value of the Fund's total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred stock and debt outstanding. Under the 1940 Act the holders of any such debt or preferred stock have certain mandatory voting rights and the holders of any such debt or preferred stock have certain other protections of their senior rights to the assets of the Fund.

Temporary defensive investments.    Although under normal market conditions the Fund intends to invest at least 80% of its Managed Assets in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are registered investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See "Investment Restrictions" in the SAI. The Fund may find it more difficult to achieve its investment objective during temporary defensive periods.

Further information on the investment objective and policies of the Fund are set forth in the SAI.

Portfolio turnover.    The Fund will buy and sell securities to accomplish its investment objective. Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may cause the Fund to generate short-term, rather than long-term capital gains.

 Leverage

The Fund intends to issue preferred stock or debt securities, or to borrow to increase its assets available for investment. The Fund, however, does not have any current intention to issue preferred stock or debt securities. As a non-fundamental policy, the Fund may not issue preferred stock or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 33 1/3% of the Fund's Managed Assets. However, the Board of Directors reserves the right to issue preferred stock or debt securities or borrow to the extent permitted by the 1940 Act. The Fund generally will not issue preferred stock or debt securities or borrow unless the Investment Adviser expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund's holdings.

The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into a financing package that includes a Commitment Facility Agreement (the "Agreement") with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow up to 33 1/3% of its Managed Assets. As of September 6, 2013, the Fund had borrowings under the Agreement representing approximately 23.2% of the Fund's Managed Assets. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund's custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Investment Adviser's outlook for the market and the costs that the Fund would incur as a result of such leverage. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred stock or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks to Common Shareholders, which can be significant. These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Fund's liability to holders of preferred stock or other types of leverage is fixed, greater volatility in the Fund's NAV and the market price of the Common Shares, and higher expenses. In addition, the rights of lenders, the holders of preferred stock and the holders of debt securities issued by the Fund will be senior to the rights of the Common Shareholders with respect to the payment of dividends or upon liquidation. Holders of preferred stock and debt securities may have voting rights in addition to, and separate from, the voting rights of Common Shareholders. The holders of preferred stock or debt, on the one hand, and the Common Shareholders, on the other, may have interests that conflict with each other in certain situations.

Because the Investment Adviser's advisory and administration fees are based upon a percentage of the Fund's Managed Assets, which include assets attributable to any outstanding leverage, these fees are higher when the Fund is leveraged and the Investment Adviser will have an incentive to leverage the Fund. The Fund's Board of Directors monitors any such potential conflicts of interest on an ongoing basis. See "Risk Factors and Special Considerations—Leverage Risk."

The Fund's use of leverage is premised upon the expectation that the Fund's leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference

Leverage

in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because the Investment Adviser, subject to the supervision of the Board of Directors, seeks to invest the Fund's Managed Assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the Common Shareholders will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund's portfolio investments or the Fund otherwise incurs losses on its investments, the Fund's NAV attributable to its Common Shareholders will reflect the decline in the value of portfolio holdings resulting therefrom to a greater extent than if the Fund were not leveraged.

The Investment Adviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred stock or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred stock or debt securities involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on common stock or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred stock or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). NAV will be reduced immediately following any additional offering of preferred stock or debt securities by the costs of that offering paid by the Fund.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund's Managed Assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing equity. So long as preferred stock are outstanding, additional senior equity securities must rank on a parity with the preferred stock. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Fund may generally not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt. In general, the Fund may declare dividends on preferred stock as long as there is asset coverage of 200% after deducting the amount of the dividend.

Leverage

The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies, which may issue ratings for any debt securities or preferred stock issued by the Fund in the future. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common stock in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Investment Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Adviser otherwise views as favorable.

The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The following table illustrates the hypothetical effect on the return to a holder of the Common Shares of the leverage obtained by borrowing under the Agreement. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Common Stock Return	-15.14%	-8.02%	-0.89%	6.23%	13.36%

 Risk factors and special considerations

An investment in the Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus and the SAI. At any point in time, an investment in the Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund's results of operations could be materially and adversely affected. If this were to happen, the price of Fund Common Shares could decline significantly and you could lose all or a part of your investment. There is no assurance that the Fund will achieve its investment objective.

DILUTION RISK

As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution.

Upon the completion of the Offer, Record Date Common Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and expenses associated with the offer paid by the Fund may reduce the NAV per Common Share of each Common Shareholder's Common Shares. To the extent that the number of Common Shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets, you will, at the completion of the Offer, experience immediate dilution of NAV. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%. In addition, if the Subscription Price for the Offer is less than the NAV per Common Share as of the Expiration Date, you would experience additional immediate dilution of NAV as a result of the Offer. If the Subscription Price is substantially less than the current NAV at the expiration of the Offer, such dilution could be substantial. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. In addition, whether or not you exercise your Rights, you will experience a dilution of NAV of the Common Shares because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Common Shareholders who do not exercise their Rights. The Fund cannot state precisely the amount of any decrease because the Fund does not know at this time how many Common Shares will be subscribed for or what the NAV or market price of the Fund's Common Shares will be on the Expiration Date or what the Subscription Price will be. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. For example, assuming all of the Common Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Common Shares, the Fund's current NAV per Common Share would be reduced by approximately $1.05 or 4.65%.

In addition to the economic dilution described above, if a Common Shareholder does not exercise all of their Rights, they will incur voting dilution as a result of this Offer. This voting dilution will occur because the Common Shareholder will own a smaller proportionate interest in the Fund after the Offer than they owned prior to the Offer.

Risk factors and special considerations

The fact that the Rights are transferable may reduce the effects of dilution as a result of the Offer. Rights holders can transfer or sell their Rights. The cash received from the sale of Rights may be viewed as partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or that the Rights will have any value in that market.

RISKS OF INVESTING IN RIGHTS

Shares of closed-end investment companies, such as the Fund, frequently trade at a price below their NAV, commonly referred to as a "discount." In the past, Common Shares of the Fund have generally traded at a discount, but have, on occasion, traded at a premium. See "Description of Stock." The Subscription Price may be greater than the market price of a Common Share on the Expiration Date. In such case, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

EQUITY RISK

Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

COMMON STOCK RISK

Common stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns over time than fixed income securities, common stock has also experienced significantly more volatility in those returns.

INDUSTRY RISK

Concentration risk.    The Fund's investments will be concentrated in the infrastructure industry. Because the Fund is concentrated in this industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the infrastructure industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

Under normal market conditions the Fund will invest at least 80% of its Managed Assets in securities of infrastructure companies listed on a domestic or foreign exchange and, as a result, the value of the Common Shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing

Risk factors and special considerations

interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations. The Investment Adviser's judgments about trends in the prices of these securities may prove to be incorrect. It is possible that the performance of securities of infrastructure companies may lag the performance of other industries or the broader market as a whole.

General risks of investing in infrastructure companies.    Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:

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Regulatory risk:  Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies' inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

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Technology risk:  This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

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Developing industries risk:  Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

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Regional or geographic risk:  This risk arises where an infrastructure company's assets are not movable. Should an event that somehow impairs the performance of an infrastructure company's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

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Natural disasters risk:  Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

Risk factors and special considerations

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Through-put risk:  The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

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Environmental risk:  Infrastructure companies can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure companies may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest.

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Project risk:  To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund's return from that investment.

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Strategic asset risk:  Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

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Operation risk:  The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

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Customer risk:  Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

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Interest rate risk:  Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some

Risk factors and special considerations

instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

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Inflation risk:  Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

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Financing risk:  From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

LEVERAGE RISK

The Fund intends to issue preferred stock or borrow money or issue debt securities. The Fund, however, does not have any current intention to issue preferred stock or debt securities. The borrowing of money or issuance of debt securities and preferred stock, including the outstanding borrowings under the Agreement, represents the leveraging of the Common Shares. As a non-fundamental policy, the Fund may not issue preferred stock or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 33 1/3% of the Fund's Managed Assets. However, the Board of Directors reserves the right to issue preferred stock or debt securities or borrow to the extent permitted by the 1940 Act. See "Leverage." Leverage creates risks which may adversely affect the return for the Common Shareholders, including:

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the likelihood of greater volatility of NAV and market price of and distributions on the Common Shares;

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fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;

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increased operating costs, which are effectively borne by the Common Shareholders, may reduce the Fund's total return; and;

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the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing or preferred stock remain fixed.

In addition, the rights of lenders and the holders of preferred stock and debt securities issued by the Fund will be senior to the rights of the Common Shareholders with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of Common Shareholders. The holders of

Risk factors and special considerations

preferred stock, on the one hand, and the Common Shareholders, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to Common Shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the Common Shareholders will bear) any costs and expenses relating to the Fund's use of leverage, which will result in the reduction of the NAV of the Common Shares.

The Fund's leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund's Managed Assets, which may create an incentive for the Investment Adviser to leverage the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred stock or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

SMALL- AND MID-CAPITALIZATION COMPANY RISK

The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

INCOME AND DISTRIBUTION RISK FOR EQUITY INCOME PORTFOLIO SECURITIES

The income shareholders receive from the Fund is expected to be based in part on income from short-term gains that the Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of the Fund's holdings decrease, shareholders' income from the Fund could decline. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not fixed but are elected and declared at the discretion of the issuer's board of directors and will be subordinate to

Risk factors and special considerations

payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion. There can be no assurance that monthly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

FOREIGN SECURITIES RISK

The Fund may invest, without limitation, in Foreign Securities. Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase, without limit, ADRs, GDRs and EDRs. Generally, ADRs in registered form are U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Risk factors and special considerations

EMERGING MARKETS RISK

The Fund may invest up to 25% of its Managed Assets in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in an "emerging market." An "emerging market" country is any country that is considered to be an emerging or developing country by the World Bank. Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund's repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk.

FOREIGN CURRENCY RISK

The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency rate movements. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an

Risk factors and special considerations

adverse effect upon the value of the Fund's investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

RISKS ASSOCIATED WITH COVERED CALLS AND OTHER OPTION TRANSACTIONS

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the OCC may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be

Risk factors and special considerations

affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

LIMITATION ON COVERED CALL WRITING RISK

The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds. Furthermore, the Fund's covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. This limitation on covered call writing may impact the Fund's ability to make distributions to the Fund's shareholders.

FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. These risks may be greater in the current market environment because certain interest rates are near historically low levels. Additional risk associated with fixed income securities includes:

Call risk.    During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity.

Extension risk.    An issuer may exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease.

Credit risk.    The possibility that an issuer will be unable to make timely payments of either principal or interest.

Event risk.    Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

Risk factors and special considerations

BELOW INVESTMENT GRADE (HIGH YIELD OR JUNK BOND) SECURITIES RISK

As part of the 20% of the Fund's Managed Assets which may be invested in fixed income securities, the Fund may invest up to 10% of its Managed Assets in fixed-income securities rated below investment grade, with half of this 10% able to be invested in fixed income securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality; however, the Fund may not invest in securities in default. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than those securities. These risks, which reflect their speculative character, include the following:

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greater volatility;

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greater credit risk and risk of default;

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potentially greater sensitivity to general economic or industry conditions;

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potential lack of attractive resale opportunities (illiquidity); and

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additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower rated securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher rated securities. Lower rated securities tend to be less liquid than investment grade securities. The market value of lower rated securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative, subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. The Fund may not invest in defaulted fixed income securities.

UNRATED SECURITIES RISK

Because the Fund may purchase securities that are not rated by any rating organization, the Investment Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

SPECIAL RISKS OF DERIVATIVE TRANSACTIONS

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign

Risk factors and special considerations

currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

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dependence on the Investment Adviser's ability to predict correctly movements in the direction of the relevant measure;

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imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

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the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

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the possible absence of a liquid secondary market for any particular instrument at any time;

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the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

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the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

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the creditworthiness of counterparties.

Forward currency exchange contracts.    There is no independent limit on the Fund's ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty risk.    The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Certain standardized swaps are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.

The Fund and the Investment Adviser seek to deal only with counterparties of high creditworthiness. All of the Fund's broker-dealer counterparties (including broker-dealer derivative counterparties) will be subject to approval by Investment Adviser's risk and compliance groups. The Investment Adviser evaluates and monitors the creditworthiness of the Fund's counterparties. Specifically, the Investment Adviser's risk and compliance personnel implement processes with respect to pre-approval, ongoing monitoring and parameters with respect to the Fund's counterparty risk exposure. The parameters and limitations that may be imposed depend on the creditworthiness of the Fund's counterparties and the nature of the transactions in which the Fund engages.

Liquidity risk.    Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than cleared or exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative

Risk factors and special considerations

contract may be adversely affected by "daily price fluctuation limits" established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

Risks associated with position limits applicable to derivatives.    The Fund's investments in regulated derivatives instruments, such as swaps, futures and options, are or may in the future be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the "CFTC") and U.S. and foreign futures exchanges. Under the exchange rules, all accounts owned or managed by advisers, such as the Investment Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits, the Investment Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Investment Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Investment Adviser on behalf of the Fund. There can be no assurance that the Investment Adviser will liquidate positions held on behalf of all the Investment Adviser's accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

Risks related to the Fund's clearing broker and central clearing counterparty.    The Commodity Exchange Act (the "CEA") requires swaps and futures clearing brokers registered as "futures commission merchants" to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers' proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and options contracts, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund's clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer

Risk factors and special considerations

of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot use assets of a non-defaulting customer with limited exceptions. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

MARKET DISCOUNT RISK

Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's NAV per share. Since the market price of the Common Shares will be affected by such factors as the Fund's dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the Common Shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the public offering price. Common stock of closed-end funds often trade at a discount from their NAVs and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which will result in a decline in the value of the Fund's portfolio.

ILLIQUID INVESTMENTS RISK

The Fund may invest in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences

Risk factors and special considerations

between the price of which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale.

MASTER LIMITED PARTNERSHIP RISK

As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Common Shares.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund will incur a current tax liability on its allocable share of an MLP's income and gains that is not offset by the MLP's tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP's income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

Because of the Fund's investments in equity securities of MLPs, the Fund's earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund's distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

RISKS ASSOCIATED WITH LONG-TERM OBJECTIVE; NOT A COMPLETE INVESTMENT PROGRAM

The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Risk factors and special considerations

MANAGEMENT RISK

The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

POTENTIAL CONFLICTS OF INTEREST RISK—ALLOCATION OF INVESTMENT OPPORTUNITIES

The Investment Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Adviser, nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of the Fund's affiliates, or another account managed by the Fund's affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund's affiliates or and other accounts achieve profits on their trading for proprietary or other accounts. The Investment Adviser has adopted policies and procedures designed to address potential conflicts of interests. See "Management of the Fund—Potential Conflicts of Interest" in the SAI.

NON-DIVERSIFICATION RISK

The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the Common Shares.

RISKS ASSOCIATED WITH RECENT ECONOMIC EVENTS

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they

Risk factors and special considerations

make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the Common Shareholders. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Common Shares.

Risk factors and special considerations

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS RISK

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective. The Investment Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

The U.S. Government conservatorship of FHLMC and FNMA in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear as of the date of this prospectus what the ultimate resolution of the conservatorship arrangement will be and what impact that resolution will have on the financial markets. The FHFA, as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae's or Freddie Mac's affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Risk factors and special considerations

ANTI-TAKEOVER PROVISIONS RISK

The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Fund's Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional Common Shares. The Board of Directors also may classify or reclassify any unissued Common Shares into one or more series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund's shareholders, amend the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. The Board of Directors has determined that these voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of shareholders generally.

PREFERRED SECURITIES RISK

There are special risks associated with investing in preferred securities, including:

Deferral and omission:    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

Subordination:    Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity:    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited voting rights:    Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

Special redemption rights:    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

INTEREST RATE RISK

Rising interest rates may adversely affect the financial performance of infrastructure companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner. During periods of rising interest rates, the value of debt instruments

Risk factors and special considerations

will typically decline. As of the date of this prospectus, interest rates are at historic lows and, therefore, it is likely that they will rise in the future.

During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. The level of premiums from covered call option writing and the amounts available for distribution from the Fund's option activity may decrease in declining interest rate environments.

CONVERTIBLE SECURITIES RISK

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

SHORT SALES RISK

The Fund may use short sales of up to 10% of its total assets for investment and risk management purposes. The Fund may take short positions in securities that the Investment Adviser believes may decline in price or in the aggregate may underperform broad market benchmarks. The Fund may also engage in derivatives transactions that provide similar short exposure. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy.

Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby

Risk factors and special considerations

increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the securities markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

INVESTMENT COMPANIES/EXCHANGE-TRADED FUNDS RISK

The Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted by the 1940 Act. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund's Common Shares will be in effect subject to duplicative investment expenses.

EXCHANGE-TRADED NOTES RISK

ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The decision to sell ETN holdings may be limited by the availability of a secondary market.

PORTFOLIO TURNOVER RISK

The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, are expected to result in portfolio turnover that is higher than that of many investment companies. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund's distributions that is attributable to long-term capital gain.

ISSUER RISK

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. The amount of a dividend may decline for reasons related to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend. In addition there may be limited public information available for the Investment Adviser to evaluate foreign issuers.

RISKS ASSOCIATED WITH STATUS AS A REGULATED INVESTMENT COMPANY

The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund is leveraged and fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to

Risk factors and special considerations

purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other federal income tax considerations.

RISKS ASSOCIATED WITH RECENT COMMODITY FUTURES TRADING COMMISSION RULEMAKING

The Investment Adviser has claimed an exclusion from definition of the term "commodity pool operator" in accordance with CFTC Rule 4.5 with respect to the Fund, so that the Investment Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. In order to maintain the exclusion for the Investment Adviser, the Fund must invest no more than a prescribed level of its liquidation value in futures, swaps and certain other derivative instruments subject to CEA jurisdiction and the Fund must not market itself as providing investment exposure to such instruments. If the Fund's investments no longer qualify for the exclusion, the Investment Adviser may be subject to CFTC registration, and the disclosure and operations of the Fund would need to comply with certain applicable regulations governing commodity pools and commodity pool operators. Compliance with these registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory requirements may develop.

INVESTMENT RESTRICTIONS RISK

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares and preferred stock, if any, voting together as a single class. See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue preferred stock or debt securities or borrow money in the future, it may become subject to rating agency guidelines in order to obtain and maintain a desired rating on its preferred stock, or may be subject to covenants in borrowing agreements that are more limiting than its fundamental investment restrictions.

TEMPORARY DEFENSIVE STRATEGIES RISK

Although under normal market conditions the Fund intends to invest at least 80% of its Managed Assets in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, when the Investment Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. When a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See "Investment Restrictions" in the SAI. To the extent that the Fund invests defensively, it may not achieve its investment objective.

 Management of the Fund

GENERAL

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including, but not limited to, agreements with the Investment Adviser, the Fund's Custodian, the Fund's Administrator, and the Fund's Transfer Agent. The day-to-day operations of the Fund are delegated to the Investment Adviser, subject to the supervision of the Board of Directors.

THE INVESTMENT ADVISER

Brookfield Investment Management Inc., a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Investment Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with over $184 billion of assets under management as of March 31, 2013. Pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser, under the supervision of the Board of Directors, is responsible for the investment management of the Fund, including making investment decisions and placing orders to buy, sell or hold particular securities. The Investment Adviser also serves as investment adviser to various other closed-end funds. As of June 30, 2013, the Investment Adviser and its affiliates had over $10 billion in assets under management. The Investment Adviser's principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily total Managed Assets. This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average daily values placed on the Managed Assets of the Fund as determined at the close of business on each day throughout the month.

A discussion regarding the basis for the approval of the Investment Advisory Agreement by the Board of Directors is available in the Fund's semi-annual report to shareholders for the fiscal period ended June 30, 2013.

THE ADVISORY AGREEMENT

Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes a continuous investment program for the Fund, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors. Pursuant to the Investment Advisory Agreement, the Investment Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Investment Adviser, subject to the approval of the Board of Directors and shareholders of the Fund.

For services rendered by the Investment Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly, equal on an annual basis to 1.00% of the Fund's average daily total Managed Assets. The fee paid by the Fund may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Management of the Fund

In accordance with the terms of the Advisory Agreement, the Advisory Agreement will continue in effect for successive annual periods so long as such continuance is specifically approved at least annually: (i) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Advisory Fees Earned by the Investment Adviser

For the fiscal year ended

December 31, 2011*	$681,197
December 31, 2012	$2,142,502

*
The Fund commenced operations on August 26, 2011.

See "Management of the Fund" in the SAI for further information about the Fund's investment advisory arrangements.

PORTFOLIO MANAGEMENT

Craig Noble, CFA—Mr. Noble is responsible for the day-to-day management of the Registrant. Mr. Noble is Chief Executive Officer and Co-Chief Investment Officer of Brookfield Investment Management. Based in Chicago, Mr. Noble oversees all aspects of portfolio management and business development related to the firm's public equity and credit securities investment strategies. Additionally, Mr. Noble is a portfolio manager for the firm's global infrastructure securities platform, which he has led since its inception in 2008. Mr. Noble has over 15 years of investment experience and has held multiple positions within Brookfield over the last nine years, including significant roles within capital markets activities and infrastructure investments. Prior to this, Mr. Noble spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Mr. Noble holds the Chartered Financial Analyst designation and has a Masters degree from York University's Schulich School of Business and a Commerce degree from Mount Allison University.

Samuel Arnold, CFA—Mr. Arnold shares the day-to-day management of the Registrant with Mr. Noble. Mr. Arnold is a Portfolio Manager for Brookfield's global infrastructure securities business. Mr. Arnold is responsible for coverage of the North American infrastructure market as well as the development and growth of Brookfield's listed infrastructure strategies. Mr. Arnold has 15 years of infrastructure investment experience, including sell-side research and analysis in the U.S. pipeline sector at Credit Suisse. Additionally, Mr. Arnold was previously an analyst for a long/short energy infrastructure fund at a Chicago-based multi-strategy hedge fund. Trained as an engineer, Mr. Arnold began his career with Exxon USA, where he spent six years focusing on the design, construction, and operation of energy infrastructure assets. Mr. Arnold holds the Chartered Financial Analyst designation and has an MBA from Tulane University and a BS with honors in Civil Engineering from the University of Illinois.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund.

ADMINISTRATOR

Pursuant to an administration agreement (the "Administration Agreement"), the Investment Adviser also performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board of Directors; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all

Management of the Fund

securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund's other service providers; review and adjust as necessary the Fund's daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; and send periodic information (i.e., performance figures) to service organizations that track investment company information.

For its services under the Administration Agreement, the Investment Adviser receives from the Fund an annual fee equal to .15% of its average daily Managed Assets, payable monthly by the fifth day of the next month.

Administration Fees Earned by the Investment Adviser

For the fiscal year ended

December 31, 2011*	$102,179
December 31, 2012	$321,375

*
The Fund commenced operations on August 26, 2011.

SUB-ADMINISTRATOR

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), U.S. Bancorp Fund Services, LLC, ("USBFS" or the "Sub-Administrator") 1201 South Alma School Road, Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives from the Investment Adviser, as administrator to the Fund, a fee based on the Fund's current average daily net assets of: .07% on the first $100 million, .05% on the next $200 million and .03% on the remaining assets, with a minimum annual fee of $45,000. USBFS also is entitled to certain out-of-pocket expenses.

PAYMENT OF EXPENSES

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and compensation payable to the Sub-Administrator, pursuant to the Administration

Management of the Fund

Agreement, as well as the fees of all Directors of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, organizational expenses, expenses for legal and the Fund's independent registered public accounting firm's services, stock exchange listing fees, costs of printing proxies, shareholder reports, charges of the Fund's custodian, charges of the Fund's fund accountant, charges of the transfer agent and dividend disbursing agent, SEC fees, expenses of directors' and shareholders' meetings, fees and expenses of Directors who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund's pro rata portion of the Chief Compliance officer's compensation (if approved by the Board of Directors), fidelity bond coverage for the Fund's officers and employees, Directors and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

 Distributions and dividends

The Fund intends to distribute to Common Shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Under normal market conditions, the Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to shareholders monthly. The Fund intends to pay Common Shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. Distributions may be paid to the holders of the Common Shares if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund's income will fluctuate and the Fund's distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. See "Distributions and Dividends" in the SAI.

Shareholders will automatically have all distributions and dividends reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

 Dividend Reinvestment Plan

The Fund has adopted a Dividend Reinvestment Plan (the "Plan") that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, USBFS, in additional Common Shares. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a shareholder to have their cash distribution reinvested in shares of the Common Shares. Unless you or your brokerage firm decides to opt out of the Plan, the number of Common Shares you will receive will be determined as follows:

  (1)
  The number of shares to be issued to a shareholder shall be based on share price equal to 95% of the closing price of the Common Shares one day prior to the distribution payment date.

  (2)
  The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Common Shares are trading below NAV at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the NAV at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the NAV at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in Common Shares issued by the Fund.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Administrator maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund's appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax. See "Taxation."

Dividend Reinvestment Plan

If you hold Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator's fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

 Description of stock

The following description is based on relevant portions of the Maryland General Corporation Law and on the Fund's charter and Bylaws. This summary is not necessarily complete, and you should refer to the Maryland General Corporation Law and the charter and Bylaws for a more detailed description of the provisions summarized below.

STOCK

The Fund's authorized stock consists of 1,000,000,000 shares of stock, par value $.001 per share, all of which are initially classified as common stock. Of that amount, 7,755,240 are outstanding as of September 6, 2013. The Common Shares are listed on the NYSE under the symbol "INF". Under Maryland law, the Fund's stockholders generally are not personally liable for the Fund's debts or obligations.

Under the Fund's charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, the Fund's charter provides that the Board of Directors, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.

COMMON STOCK

All Common Shares have equal voting rights and equal rights as to earnings, assets and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of the Common Shares if, as and when authorized by the Board of Directors and declared by the Fund out of funds legally available therefor. Shares of common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of the Fund's liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of the Fund's assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of the Fund's preferred stock, if any preferred stock is outstanding at such time. Except as provided with respect to any other class or series of stock, each Common Share is entitled to one vote on all matters submitted to a vote of stockholders, including the election of Directors and the holders of the Common Shares will possess exclusive voting power. There is no cumulative voting in the election of Directors, which means that holders of a majority of the outstanding Common Shares can elect all of the Fund's Directors, and holders of less than a majority of such shares will be unable to elect any Director.

Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that common stock may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding voting securities.

The Fund's NAV per share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Description of stock

Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Because the market value of the common stock may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The common stock is designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase.

LEVERAGE

The Fund intends to issue preferred stock or debt securities, or to borrow to increase its assets available for investment. The Fund, however, does not have any current intention to issue preferred stock or debt securities. As a non-fundamental policy, the Fund may not issue preferred stock or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 33 1/3% of the Fund's Managed Assets. However, the Board of Directors reserves the right to issue preferred stock or debt securities or borrow to the extent permitted by the 1940 Act. There can be no assurance that preferred stock representing such percentage, or any percentage, of the assets of the Fund will actually be issued.

The Fund's charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of the Common Shares. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued. The Fund may elect to issue preferred stock as part of a leverage strategy.

Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund's charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Common Shares or otherwise be in their best interests.

As provided in the 1940 Act and subject to certain exceptions, the Fund intends to issue debt or preferred stock with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred stock outstanding. Any such debt or preferred stock may be convertible in accordance with SEC guidelines, which may permit the Fund to obtain leverage at attractive rates.

The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the Common Shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced.

Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the NAV of the Fund will be diminished.

Description of stock

An issuance of preferred stock may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred stock issued by the Fund.

Liquidation preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock, if any, will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per shares of preferred stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of preferred stock will not be entitled to any further participation in any distribution of assets by the Fund.

Voting rights.    The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of Common Shares and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the Board of Directors at any time when dividends on any shares of preferred stock are unpaid for two years. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred stock will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Distributions.    Holders of any preferred stock will be entitled to receive distributions, when, as and if authorized by the Board and declared by the Fund, out of funds legally available therefor. The prospectus for any preferred stock will describe the distribution payment provisions for those shares. Distributions so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the Common Shares.

A declaration of a dividend or other distribution of any common or preferred stock of the Fund may be prohibited (i) at any time that an event of default under any borrowings has occurred and is continuing, (ii) if after giving effect to such declaration, purchase or redemption, the Fund would not meet the 1940 Act asset coverage requirements or any temporary requirements imposed under an order issued by the SEC or (iii) by Maryland law in certain instances.

 Certain provisions of Maryland law and of the Fund's charter and Bylaws

The following description is based on relevant portions of the Maryland General Corporation Law and on the Fund's charter and Bylaws. This summary is not necessarily complete, and you should refer to the Maryland General Corporation Law and the charter and Bylaws for a more detailed description of the provisions summarized below.

The Fund's Charter and Bylaws and Maryland law include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. The Board of Directors has determined that the following voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the Fund and its shareholders generally.

Classified board of directors.    The Fund's Board of Directors is divided into three classes of Directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2015, 2016 and 2014, respectively. Upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of Directors will be elected by the shareholders. A classified board may render a change in control of the Fund or the removal of the Fund's incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund's management and policies.

Election of directors.    The Fund's charter and Bylaws provide that Directors will be elected by the affirmative vote of a majority of the votes entitled to be cast in the election of Directors. Pursuant to the Fund's charter, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of directors; vacancies; removal.    The Fund's charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund's Bylaws. The Fund's Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law or, unless the Fund's Bylaws are amended, more than 12.

The Fund has elected by a provision in its charter to be subject to a provision of Maryland law requiring that, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. The Fund's charter provides that, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove

Certain provisions of Maryland law and of the Fund's charter and Bylaws one or more directors, any director, or the entire Board may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by shareholders.    Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund's charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund's Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance notice provisions for shareholder nominations and shareholder proposals.    The Fund's Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund's shareholders may be made only (1) pursuant to the Fund's notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a shareholder who was a shareholder of record both at the time the shareholder provides notice in accordance with the Fund's Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws. With respect to special meetings of the Fund's shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (1) by or at the direction of the Board of Directors or (2) if the special meeting has been called in accordance with the Fund's Bylaws for the purpose of electing directors, by any shareholder who is a shareholder of record both at the time the shareholder provides the notice required by the Fund's Bylaws at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws.

Calling of special meetings of shareholders.    The Fund's Bylaws provide that special meetings of the Fund's shareholders may be called by the Board of Directors and certain of the Fund's officers. The Fund's Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund's secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund's proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of extraordinary corporate action; amendment of the Fund's charter and Bylaws.    Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund's charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on

Certain provisions of Maryland law and of the Fund's charter and Bylaws the matter. However, the Fund's charter also provides that the following matters require the approval of shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

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amendments to the provisions of the Fund's charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board, the vote required to elect or remove a Director, the vote related to extraordinary transactions and the vote to amend those provisions;

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charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Common Shares a redeemable security (within the meaning of the 1940 Act);

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the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund; or

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any merger, consolidation, share exchange or sale or exchange of all or substantially all of the Fund's assets that the Maryland General Corporation Law requires be approved by the Fund's shareholders.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund's continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction. The "continuing directors" are defined in the Fund's charter as its current Directors and Directors whose nomination for election by the Fund's shareholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

The Fund's charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund's Bylaws and to make new Bylaws.

 Closed-end fund structure

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred stock. We cannot assure you that the Fund's Common Shares will not trade at a discount.

 Repurchase of common stock

The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable. The Board of Directors has authorized such repurchases to be made when the Fund's Common Shares are trading at a discount from NAV of 15% or more (or such other percentage as the Board of Directors may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its Common Shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate against the other shareholders through their interest in the Fund.

If the Fund repurchases its Common Shares for a price below NAV, the NAV of the Common Shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding Common Shares will be affected, either positively or negatively. The repurchase of Common Shares will reduce the total assets of the Fund available for investment and may increase the Fund's expense ratio and decreases the asset coverage with respect to any preferred stock outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the 1934 Act, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

 Net asset value

The NAV of the Fund's shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund's NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board of Directors if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Directors determines such amount does not reflect fair value, in which case these securities will be fair valued as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's NAV per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

Net asset value

NYSE closings.    The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

 Limitation on directors' and officers' liability

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Fund's charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or managing member from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Fund's Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or managing member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund's charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund, if any.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. Under Maryland law, however, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or her or on

Limitation on directors' and officers' liability

his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

 Taxation

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. No attempt is made to discuss state, local or foreign tax consequences to investors in the Fund, nor to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

THE OFFER

The receipt of the Rights by a Record Date Common Shareholder pursuant to the Offer will be treated as a non-taxable distribution with respect to the Common Shares for U.S. federal income tax purposes. If the fair market value of the Rights is less than 15% of the fair market value of the Common Shares on the date the Rights are received, the Rights will have a zero basis for U.S. federal income tax purposes, unless the Record Date Common Shareholder affirmatively elects to allocate basis in proportion to the relative fair market values of the Common Shares and the Rights received, as determined on the date of receipt. This election must be made in the tax return for the taxable year in which the Rights are received. On the other hand, if the fair market value of the Rights received is 15% or greater than 15% of the fair market value of the Common Shares on the date the Rights are received, then a Record Date Common Shareholder's basis in his or her Common Shares must be allocated between the Common Shares and the Rights in proportion to their respective fair market values, as determined on the date the Rights are received.

The exercise of a Right by, or on behalf of, a Record Date Common Shareholder will not be a taxable transaction for U.S. federal income tax purposes. The basis of each new Common Share acquired upon exercise of the Right will equal the sum of the Subscription Price and the tax basis (as determined above), if any, of the Right exercised. The holding period of the Common Shares acquired by exercise of Rights will begin on the day the Rights are exercised.

Gain or loss realized on a sale of Rights by, or on behalf of, the Record Date Common Shareholder will be capital gain or loss, and will be long-term capital gain or loss if the Record Date Common Shareholder's holding period for the Rights is more than one (1) year. For these purposes, the holding period for the Rights will include the holding period of the Common Shares with respect to which the Rights were distributed. The amount of the gain or loss will be equal to the difference between the tax basis in the Rights disposed of (as determined above), if any, and the amount realized on the disposition.

In the event the Record Date Common Shareholder allows the Rights to expire, the Rights will be deemed to have a zero basis and, therefore, the Record Date Common Shareholder will not recognize any loss upon the expiration of the Rights. In addition, the tax basis of the Common Shares with respect to which the expired Rights were distributed will remain unchanged compared to their tax basis prior to the Offer.

Taxation

A Non-U.S. Common Shareholder whose income from the Fund is not "effectively connected" with a U.S. trade or business and who is not present in the United States for 183 days or more during the taxable year will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Rights.

TAXATION OF THE FUND

The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

  (i)
  derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as "Qualifying Income": (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each a "Qualified Publicly Traded Partnership").

  (ii)
  diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund's investments in grantor trusts that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust that would be Qualifying Income if earned directly by the Fund.

The Fund's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Taxation

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

TAXATION OF SHAREHOLDERS

Distributions paid to you by the Fund from its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Fund reports as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

Special rules apply, however, to certain ordinary income dividends paid by the Fund to individuals. If you are an individual, ordinary income dividends that you receive from the Fund may be eligible for taxation at the reduced federal rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. The amount of qualified dividend income paid by the Fund depends on its underlying investments and there can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income.

Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such

Taxation

dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Dividends and net capital gains are generally subject to a 3.8% Medicare tax for shareholders whose adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers.

The Fund may be required to withhold, for federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your federal income tax liability, if any, provided that you timely furnish the required information to the IRS. In addition, the Fund may be required to withhold on distributions to non-U.S. shareholders.

 Custodian, sub-administrator, fund accountant, transfer agent and dividend disbursing agent

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average daily market value of the Fund's portfolio assets, plus certain charges for securities transactions and out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's sub-administrator and is compensated for its services by the Investment Adviser, as administrator to the Fund.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant, transfer agent and dividend disbursing agent with respect to the Common Shares of the Fund.

 Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Paul Hastings LLP and, with respect to certain matters of Maryland law, by Venable LLP, and for the Dealer Manager by Dechert LLP. Paul Hastings LLP and Dechert LLP may rely on the opinion of Venable LLP as to certain matters of Maryland law.

 Independent registered public accounting firm

Deloitte & Touche LLP is the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. Deloitte & Touche LLP is located at 1700 Market Street, Philadelphia, Pennsylvania 19103.

 Additional information

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Common Shares are listed on the NYSE under the symbol "INF." Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

 Privacy principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

 Table of contents of SAI

An SAI dated as of [    ] has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, or by calling the Fund toll-free at 1-800-282-0429. The table of contents of the SAI is as follows:

Brookfield Global Listed Infrastructure Income Fund Inc.

2,590,000 Common Shares
Issuable Upon Exercise of Transferable Rights to Subscribe for Common Shares

PROSPECTUS

[    ]

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[INF LOGO]

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

Subject to Completion Dated September 12, 2013

Brookfield Global Listed Infrastructure Income Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide a high level of total return, with an emphasis on income. An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund's investment objective will be achieved.

Brookfield Investment Management Inc. serves as "Investment Adviser" to the Fund. See "Management of the Fund."

This Statement of Additional Information (the "SAI") relating to the offering of transferable rights to subscribe for Common Shares of the Fund (the "Offer") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating hereto dated [                      ], and as it may be supplemented (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before investing in the Fund's shares of common stock, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Fund's Registration Statement, including the Prospectus, may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (http://www.sec.gov) at no charge. Capitalized terms used but not defined in this SAI have the meaning ascribed to them in the Prospectus.

This Statement of Additional Information is dated [                      ].

i

 The Fund

The Fund was incorporated in Maryland on June 8, 2011, and is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's shares of common stock, par value $.001 per share, are listed on the New York Stock Exchange ("NYSE") under the symbol "INF."

Recent regulatory events

Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission ("CFTC"), the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions in light of the recent financial crisis. These actions include, but are not limited to, the enactment by the U.S. Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

Recent economic events

Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Fund. In response to the global financial crisis, the United States and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on or been forced to restructure their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union ("EMU") member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries' ability to implement monetary

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The Fund

policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund's ability to execute its investment strategies.

Additional investment policies

Options.    The Fund may, from time to time, subject to guidelines of the Board of Directors (the "Board of Directors" or "Board") and the limitations set forth in the Prospectus, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or traded in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option in the case of an American option or only on the option expiration in the case of a European option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period in the case of an American option or only on the option expiration in the case of a European option.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A call option is "uncovered" if the underlying security covered by the call is not held by the Fund. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a

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The Fund

call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or otherwise covers the position.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit, or the option may expire worthless.

Options on securities indices.    The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on foreign currencies.    Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires.

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The Fund

Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities described above and in the Prospectus. Currency options may be subject to position limits that may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures contracts and options on futures.    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the

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The Fund

option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund's custodian (the "Custodian") to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest rate futures contracts and options thereon.    The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value ("NAV") of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended

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The Fund

purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency futures and options thereon.    Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy non-U.S. denominated securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time

6

The Fund

during the period before the option expires. If the Fund, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund's profits on its underlying securities transactions.

Securities index futures contracts and options thereon.    Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward currency exchange contracts.    Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on the Fund if it utilizes these instruments.

The dealings of the Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign

7

The Fund

currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross hedge").

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties that the Investment Adviser believes to be creditworthy institutions.

Special risk considerations relating to futures and options thereon.    The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it may not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional risks of foreign options, futures contracts, options on futures contracts and forward contracts.    Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers ("Foreign Securities"). The value of such positions also could be adversely affected by

8

The Fund

(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) less trading volume.

Exchanges on which options, futures, options on futures and forward contracts are traded may impose limits on the positions that the Fund may take in certain circumstances.

Exclusion from definition of commodity pool operator.    Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act ("CEA"), the Investment Adviser has filed a notice of exemption from registering as a "commodity pool operator" with respect to the Fund. The Fund and the Investment Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the CFTC Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

Swap agreements.    The Fund may enter into swap agreements, including total rate of return swap agreements. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuers will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their positions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

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The Fund

Regulation of certain options, currency transactions and other derivative transactions as swaps or security-based swaps.    The Dodd-Frank Act includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Fund are regulated as swaps by the CFTC or regulated as security-based swaps by the SEC.

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to regulated clearing organization (the so-called "clearing mandate"), unless an exemption from clearing applies. Certain standardized swaps are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. The SEC, CFTC and other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions. These changes with respect to clearing and margin likely will increase a dealer's costs, and those increased costs are expected to be passed through, at least partially, to market participants, including any fund that uses swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated securities, futures, or swap exchange or execution facility if those transactions are subject to the clearing mandate. Once such requirements become effective, it may be more difficult and costly for the Fund to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any fund that utilizes these instruments.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

Risks of currency transactions.    Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Securities of investment companies.    The Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory fees.

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The Fund

Exchange traded funds.    ETFs are generally structured as open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund's investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund's investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund invests will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at their current market price, which may be more or less than their NAV per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from an ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will be unable to purchase and redeem its ETF shares directly from the ETF.

An investment company's investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds, such as the Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

Warrants and rights.    The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of common shares on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common shares at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Repurchase agreements.    The Fund may enter into repurchase agreements. Repurchase agreements involve the acquisition by the Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after purchase. The Fund's custodian will have custody of securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary

11

The Fund

government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which the Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

Reverse repurchase agreements.    The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, which the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund. The Fund will establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed a borrowing, but are not senior securities.

Loans of portfolio securities.    Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities that are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities, or irrevocable letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities if the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

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The Fund

The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities may be limited by rating agency guidelines.

A loan generally may be terminated by the borrower on one business day notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Investment Adviser and the Board of Directors will each oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, in rare circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

Temporary defensive investments.    Subject to the Fund's investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high grade commercial paper instruments. During temporary defensive periods, the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the United States government; others, such as those of the Export Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective.

Debt securities rating information.    The Fund may invest in debt securities, which are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. Those securities rated "BB" or lower by S&P or "Ba" or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. The Fund, however, may not invest in securities in default. Investment grade debt securities are those rated "BBB" or higher by S&P or the equivalent of other nationally recognized statistical rating organizations ("NRSROs"). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and

13

The Fund

adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other NRSROs. See "Appendix A" for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers' inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund's NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or the Fund may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund's NAV.

Since investors generally perceive that there are greater risks associated with lower rated debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the Fund's portfolio securities, the Investment Adviser will consider what actions, if any, are appropriate in light of the Fund's investment objective and policies, including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. government securities.    U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency,

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The Fund

authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation ("FDIC"). The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Subordinated securities.    The Fund may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

15

The Fund

Floating rate loans.    The Fund may invest in floating rate securities and any such investment will be included as part of the 20% of the Fund's Managed Assets that may be invested in fixed income securities and money market instruments. As part of the 20% of the Fund's Managed Assets which may be invested in fixed income securities and money market instruments, up to 10% of the Fund's Managed Assets may be invested in below investment grade ("junk") fixed income securities, which may include floating rate loans, with half of this 10% able to be invested in fixed income securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's or non-rated securities of comparable quality (including floating rate loans). The Fund, however, may not invest in securities in default.

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct investment in loans.    It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments.    An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests.    Participation interests are interests issued by a lender or other financial institution that represent a fractional interest in a corporate loan. The Fund may acquire participation interests from the financial institution or from another investor. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments

16

The Fund

from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Other information about floating rate loans.    Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets.

Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend

17

The Fund

payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless the Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower's obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Fund may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

From time to time, the Investment Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

Inverse floating rate securities.    The Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Debt obligations of non-U.S. governments.    The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

18

The Fund

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds.    The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Bank obligations.    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial paper.    Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates of deposit.    Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a

19

The Fund

result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per issuer.

Variable and floating rate demand and master demand notes.    The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund's net assets.

The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

Limited partnerships.    The Fund may obtain interests in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Master limited partnerships.    The Fund may invest in equity securities of master limited partnerships ("MLPs") and their affiliates. An MLP generally has two classes of partners, the general partner and

20

The Fund

the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then convert to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies ("LLCs") may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP's business sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the

21

The Fund

satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Real estate investment trusts ("REITs").    The Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically,

22

The Fund

yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

Zero coupon and payment in-kind securities.    The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in-kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's dividend and distribution obligations. As a result, the Fund may have to sell securities at a time when it may be disadvantageous to do so.

23

 Investment restrictions

The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 6 below have been adopted by the Fund as fundamental policies.

  1.
  The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, and (d) engage in other investments or transactions that may be considered to constitute borrowing to the extent permitted by applicable law.

  2.
  The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

  3.
  The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

  4.
  The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

  5.
  The Fund may not purchase or sell real estate, or direct or indirect interests in real estate, except as otherwise permitted by applicable law.

  6.
  The Fund may not purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide shareholders at least 60 days' prior written notice before changing this non-fundamental policy.

In addition, the Fund's policy of investing at least 25% of its assets in normal circumstances in the infrastructure industry is a fundamental policy. Unless specifically stated as such, no policy of the Fund is fundamental and each policy may be changed by the Board of Directors without shareholder approval.

24

 Management of the Fund

Directors and officers

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's Custodian and the Fund's Transfer Agent. The day-to-day operations of the Fund are delegated to the Investment Adviser, subject to the supervision of the Board of Directors.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

Name, position(s) address(1) and age	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)

INDEPENDENT DIRECTORS(5):
Rodman L. Drake Director and Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Age: 70	Since 2011*	11

Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009 - 2010); General Partner of Resource Capital Fund II & III CIP L.P. (1998 - 2006); Co-founder, Baringo Capital LLC (2002 - Present).

Chairman (since 2003) and Director/Trustee of several investment companies advised by the Investment Adviser (1989 - Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005 - 2010); Director of Celgene Corporation (2006 - Present); Director of Chimerix Corporation (2013 -Present); Director of Student Loan Corporation (2005 - 2010); Director of Apex Silver Mines Limited (2007 - 2009); Co-founder, Baringo Capital LLC (2002 - Present); Director of Jackson Hewitt Tax Services Inc. (2004 - 2011); Director of Animal Medical Center (2002 - Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995 - 2008); Director of Columbia Atlantic Funds (2007 - 2009); Chairman of Columbia Atlantic Funds (2009 -Present).

25

Management of the Fund

Name, position(s) address(1) and age	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)

Louis P. Salvatore Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Age: 66	Since 2011***	11	Employee of Arthur Andersen LLP (2002 - Present).

Director/Trustee of several investment companies advised by the Investment Adviser (2005 - Present); Director of SP Fiber Technologies,  Inc. (September 2012 - Present); Director of Chambers Street Properties (July 2012 - Present); Director of Crystal River Capital, Inc. (2005 - 2010); Director of Turner Corp. (2003 - Present); Director of Jackson Hewitt Tax Services, Inc. (2004 - 2011).

Edward A. Kuczmarski Director, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Age: 63	Since 2011**	5	Retired Certified Public Accountant and Partner of Crowe Horwath LLP 2009 - April 2013.

Director/Trustee of several investment companies advised by the Investment Adviser (2011 - Present); Trustee of the Empire Builder Tax Free Bond Fund (1984 - Present); Director of ISI Funds (2007 - Present); Trustee of the Daily Income Fund (2006 - Present); Director of the California Daily Tax Free Income Fund, Inc. (2006 - Present).

Stuart A. McFarland Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Age: 66	Since April 2013**	11	Managing Partner of Federal City Capital Advisors (1997 - Present).

Director/Trustee of several investment companies advised by the Investment Adviser (2006 - Present); Director of United Guaranty Corporation (July 2011 - Present); Lead Independent Director of Brandywine Funds (2003 - Present); Director of New Castle Investment Corp (2000 - Present).

(1)
Address: Brookfield Place, 250 Vesey Street, New York, New York, 10281-1023, unless otherwise noted.

(2)
The Fund's Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*
Term continues until the Fund's 2015 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

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Management of the Fund

  **
  Term continues until the Fund's 2016 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

  ***
  Term continues until the Fund's 2014 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

(3)
The Fund Complex is comprised of the Fund, Brookfield Mortgage Opportunity Income Fund Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Brookfield Total Return Fund Inc., Helios High Yield Fund and Brookfield Investment Funds.

(4)
This column includes only directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)
Directors who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent Directors."

Name, position(s) address(1) and age	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)

INTERESTED DIRECTORS/OFFICERS(5)(6):
Kim G. Redding President and Director Age: 58	Since 2011***	5

President of several investment companies advised by the Investment Adviser (2010 - Present); Chief Investment Strategist of Brookfield Asset Management Inc. (July 2013 - Present); Co-Chief Investment Officer of the Investment Adviser (2010 - Present); Chief Executive Officer of the Investment Adviser (2010 - July 2013); Co-Chief Executive Officer and Chief Investment Officer of the Investment Adviser (2009 - 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001 - 2009).

Director/Trustee of several investment companies advised by the Investment Adviser (2011 - Present); Director, Brookfield Investment Management (UK) Limited (2011 - Present); Director and Chairman of the Board of Directors of Brookfield Investment Management (Canada) Inc. (2011 - Present); Director, Brookfield Investment Funds (UCITS) PLC. (2011 - Present); Director, Brookfield Investment Funds (QIF) PLC (2011 - Present).

Heather Goldman Director Age: 46	Since April 2013*	11

Global Head of Marketing and Business Development of the Investment Adviser (2011 - February 2013); Managing Partner, Brookfield Financial (2009 - 2011); Head of Investor Relations of Starwood Capital Group Global (2007 - 2009).

				Board Chair (2012 - Present), Development Chair and Co-Chair (2006 - 2012), Treasurer (2004 - 2006), Board Member (2003 - 2004) of University Settlement House.

27

Management of the Fund

Name, position(s) address(1) and age	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)

Jon Tyras Secretary Age: 44	Since 2011	N/A

Managing Director and Chief Financial Officer of the Investment Adviser (2010 - Present); Director of the Investment Adviser (2006 - 2010); General Counsel and Secretary of the Investment Adviser (2006 - Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (March 2011 - Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (January 2011 - Present); Vice President and General Counsel (2006 - Present) and Secretary (2007 - July 2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Investment Adviser (2006 - Present); Attorney at Paul Hastings LLP (1998 - 2006).

N/A
Angela W. Ghantous Treasurer Age: 38	Since 2012	N/A

Treasurer of several investment companies advised by the Investment Adviser (2012 - Present); Director of the Investment Adviser (2012 - Present); Vice President of the Investment Adviser (2009 - Present); Controller of Brookfield Redding LLC (2006 - 2009).

N/A

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Management of the Fund

Name, position(s) address(1) and age	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)

Craig Noble, CFA Vice President Age: 39	Since 2011	N/A

Chief Executive Officer of the Investment Adviser (2013 - Present); Co-Chief Investment Officer of the Investment Adviser (2012 - Present); Managing Director and Portfolio Manager of the Investment Adviser (2008 - Present); Vice President, Infrastructure
Manager of the Investment Adviser (2008 - Present); Vice President, Infrastructure Group of Brookfield Asset Management Inc.
(2004 - 2008).

N/A
Seth Gelman Chief Compliance Officer ("CCO") Age: 38	Since 2011	N/A

CCO of several investment companies advised by the Investment Adviser (2009 - Present); Director and CCO of the Investment Adviser (May 2009 -Present); Vice President, Oppenheimer Funds, Inc. (2004 - 2009).

N/A

(1)
Address: Brookfield Place, 250 Vesey Street, New York, New York, 10281-1023, unless otherwise noted.

(2)
The Fund's Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. Mr. Redding's term continues until the Fund's 2014 Annual Meeting of Shareholders and until his successor is duly elected and qualifies. Ms. Goldman's term continues until the Fund's 2015 Annual Meeting of Shareholders and until her successor is duly elected and qualifies.

(3)
The Fund Complex is comprised of the Fund, Brookfield Mortgage Opportunity Income Fund Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Brookfield Total Return Fund Inc., Helios High Yield Fund and Brookfield Investment Funds.

(4)
This column includes only directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)
Officers/Directors of the Fund are "interested persons" as defined in the 1940 Act.

(6)
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

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Management of the Fund

Additional information concerning our board of directors

The role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund's investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board approves all significant agreements between the Fund and its service providers. The Board has appointed senior employees of the Investment Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund's operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Investment Adviser report on the Fund's investment activities and performance. The Board has appointed a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings" which are typically held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations or activities.

Board leadership structure

The Fund's Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board has established four standing committees, an Audit Committee, a Nominating and Compensation Committee, an Executive Committee and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. Currently, 66.67% of the members of the Board are not "interested persons" as defined in the 1940 Act, of the Fund (the "Independent Directors") which are Directors that are not affiliated with the Investment Adviser or its Affiliates, and the Audit Committee, Nominating and Compensation Committee, Executive Committee and QLCC are each comprised entirely of Independent Directors.* Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. Presently, Mr. Drake, a Class I Director, serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund's Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function. For example, although the 1940 Act requires that at least 40% of a fund's Directors not be "interested persons," as defined in the 1940 Act, the Board has determined that the Independent Directors should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the committees are appropriate means to provide effective oversight on behalf of Fund Stockholders. In

*
Mr. Salvatore is not an "interested person" (as that term is defined in the 1940 Act) of the Fund or the Investment Adviser; however, as a result of his ownership of certain equity securities issued by UBS AG at the time the Fund entered into an agreement with the Dealer Manager (an affiliate of UBS AG) with respect to the Offer, Mr. Salvatore may have been an "interested person" of the Dealer Manager.

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Management of the Fund

addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight.

Board oversight of risk management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Investment Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund's Chief Compliance Officer to discuss compliance risks relating to the Fund, the Investment Adviser and the Fund's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Fund's Treasurer and with the Fund's independent registered public accounting firm and, when appropriate, with other personnel employed by the Investment Adviser to discuss, among other things, the internal control structure of the Fund's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Investment Adviser's internal audit group as to these and other matters.

Information about each director's qualification, experience, attributes or skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills ("Director Attributes") appropriate to serve as a Director of the Fund in light of the Fund's business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Director and certain of their Director Attributes. The information provided below, and in the table above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Fund.

Rodman L. Drake.    Mr. Drake has extensive business experience with particular expertise in financial services, financial reporting, strategic planning and risk management disciplines, including serving on the board of directors for various public and private companies, which include other investment management companies. Mr. Drake serves as the Chairman of the Board, and is a member of the Audit Committee and Nominating and Compensation Committee.

Louis P. Salvatore.    Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other investment management companies. Mr. Salvatore previously spent 30 years in public

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Management of the Fund

accounting. He holds an Advanced Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

Edward A. Kuczmarski.    Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

Stuart A. McFarland.    In addition to his tenure as a Director of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as Executive Vice President and General Manager of GE Capital Mortgage Services Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies, publicly traded company and non profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and Nominating and Compensation Committees.

Heather Goldman.    Ms. Goldman has extensive business experience in the financial services industry with particular expertise in the areas of private equity, investment management and commercial banking. As a former senior executive of the Investment Adviser, Ms. Goldman has intimate knowledge of the Investment Adviser, its operations and personnel.

Kim G. Redding.    Mr. Redding is the Co-Chief Investment Officer of the Investment Adviser and is currently President of several other investment companies advised by the Investment Adviser. As the Co-Chief Investment Officer, Mr. Redding has intimate knowledge of the Investment Adviser, its operations, personnel and financial resources. His position of responsibility at the Investment Adviser, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.

Board committees

The Fund has established the following four standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Fund faces: the Audit Committee, the Qualified Legal Compliance Committee, the Executive Committee and the Nominating and Compensation Committee. There is no assurance, however, that the Board's committee structure will prevent or mitigate risks in actual practice. The Fund's committee structure is specifically not intended or designed to prevent or mitigate the Fund's investment risks. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which currently consists of Messrs. Drake, McFarland, Kuczmarski and Salvatore, all of whom are Independent Directors. The principal functions of the Audit Committee are to review the Fund's audited financial statements, to select the Fund's independent auditor, to review with the Fund's auditor the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the

32

Management of the Fund

audit, including any comments or recommendations they might want to make in connection therewith. During the Fund's fiscal year ended December 31, 2012, the Audit Committee held two Committee meetings. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that each member of the Audit Committee is an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the SEC.

The Fund's Board of Directors has adopted a written charter for its Audit Committee, which is available on the Fund's website at www.brookfieldim.com. A copy of the Fund's Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Drake, McFarland, Kuczmarski and Salvatore, all of whom are Independent Directors and independent as independence is defined in New York Stock Exchange, Inc.'s listing standards. The Nominating and Compensation Committee of the Fund met once during the Fund's fiscal year ended December 31, 2012. The function of the Fund's Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Directors. The Fund's Nominating and Compensation Committee evaluates each candidate's qualifications for Board membership and their independence from the Investment Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund's shares.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committee review all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committee first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are included on the Fund's proxy cards.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable. The Fund's Nominating and Compensation Committee also determines the compensation paid to the Independent Directors. The Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund's website at www.brookfieldim.com. A copy of the Fund's Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Executive Committee

The Fund has an Executive Committee. The Executive Committee presently consists of Mr. Drake. The function of the Executive Committee is to take any action permitted by Maryland law when the full

33

Management of the Fund

Board cannot meet. The Executive Committee of the Fund did not meet during the fiscal year ended December 31, 2012.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee ("QLCC"). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities). The QLCC meets as needed. During the fiscal year ended December 31, 2012, the Fund's QLCC did not meet. The QLCC currently consists of Messrs. Drake, McFarland, Kuczmarski and Salvatore.

Board meetings

The Fund's Board held four regular meetings during the 12 month period ended December 31, 2012. During the fiscal year ended December 31, 2012, each Director attended at least 75% of the aggregate of the meetings of the Fund's Board of Directors. The Fund's Fund Governance Policies and Procedures provide that the Chairman of the Board, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Beneficial ownership of shares held in the Fund and the family of investment companies for each director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director.

Name of director	Dollar range of equity securities held in the Fund*(1)	Aggregate dollar range of equity securities held in family of investment companies*(1)(2)

Interested Director:
Kim G. Redding	A	E
Heather Goldman	A	A
Independent Director:
Rodman L. Drake	C	E
Louis P. Salvatore	A	E
Edward A. Kuczmarski	A	A
Stuart A. McFarland	C	E

*
Key to Dollar Ranges

A.
None

B.
$1 - $10,000

C.
$10,001 - $50,000

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Management of the Fund

  D.
  $50,001 - $100,000

  E.
  Over $100,000

  All shares were valued as of December 31, 2012.

(1)
This information has been furnished by each Director as of December 31, 2012. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2)
The term "Family of Investment Companies" includes two or more, registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors, as related companies for purposes of investment and investor services. Currently the registered funds that comprise the "Fund Complex" are identical to those that comprise the "Family of Investment Companies." The Fund Complex is comprised of the Fund, Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Brookfield Total Return Fund Inc., Helios High Yield Fund, Brookfield Mortgage Opportunity Income Fund Inc. and the Brookfield Investment Funds.

As of August 31, 2013, neither the Independent Directors nor members of their immediate family, own securities beneficially or of record in the Investment Adviser or any affiliate thereof. Accordingly, neither the Independent Directors nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser, or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate thereof was a party.

Remuneration of directors and officers

No remuneration is paid by the Fund to persons who are directors, officers or employees of the Investment Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Set forth below is the compensation received by the Independent Directors from the Fund and as directors for other funds in the Fund Complex for the fiscal year ending December 31, 2012. Each Director of the Fund, other than those who are officers or employees of the Investment Adviser or any affiliate thereof, is entitled to receive from the Fund a fee of $10,000 per year plus $2,000 for the Chairman of the Board and, $3,000 for the Chairman of the Audit Committee. The Independent Directors also receive reimbursement from the Fund for expenses incurred in connection with attendance at regular meetings. The Fund does not have a pension or retirement plan. No other entity affiliated with the Fund pays any compensation to the Directors.

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Management of the Fund

Compensation table

Name of person and position	Aggregate compensation from the Fund	Total compensation from the Fund and Fund Complex(1)

Interested Director:
Kim G. Redding	$0	$0	(4)
Heather Goldman*	$0	$0	(0)
Independent Director:
Rodman L. Drake	$12,000	$134,750	(10)
Louis P. Salvatore	$13,000	$140,625	(10)
Edward A. Kuczmarski	$10,000	$40,000	(4)
Stuart A. McFarland*	$0	$75,500	(6)

(1)
Represents the total compensation paid to such persons during the fiscal year ended December 31, 2012, by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out-of-pocket Director expenses. The number in parentheses represents the number of such investment companies and portfolios.

*
Ms. Goldman and Mr. McFarland were elected as Directors of the Fund in April 2013.

Indemnification of officers and directors; limitations on liability

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Fund's charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or managing member from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Fund's Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or managing member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund's charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund, if any.

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Management of the Fund

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment advisory and administrative arrangements

Brookfield Investment Management Inc. serves as the Fund's investment adviser. The Investment Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), a publicly held global asset manager focused on property, power and other infrastructure assets with over $184 billion of assets under management as of March 31, 2013. In addition to the Fund, the Investment Adviser's clients include pensions, foundations and endowments, insurance companies, real estate investment trusts, open-end funds and other closed-end funds. The Investment Adviser specializes in equities and fixed income and its investment philosophy incorporates a value based approach towards investment. The Investment Adviser provides advisory services to several other registered investment companies. As of June 30, 2013, the Investment Adviser and its affiliates had over $10 billion in assets under management. The business address of the Investment Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

The Investment Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement"). Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes a continuous investment program for the Funds' portfolios, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds' investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Investment Advisory Agreement was most recently approved by a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act), at an in-person meeting of the Board of Directors held on May 21, 2013. The Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is

37

Management of the Fund

specifically approved at least annually by the vote of (i) the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined pursuant to the 1940 Act) of the Fund or the Investment Adviser, as applicable, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or by the Investment Adviser, upon not less than 60 days' notice with respect to the Investment Advisory Agreement for the Fund. The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its services and the related expenses the Investment Adviser bears, the Investment Adviser is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily total Managed Assets payable monthly in arrears.

Advisory fees earned by the Investment Adviser

For the fiscal year ended	Earned by the Investment Adviser

December 31, 2012	$2,142,502
December 31, 2011*	$681,197

*
The Fund commenced operations on August 26, 2011.

A discussion regarding the basis of the Board's most recent approval of the Investment Advisory Agreement is available in the Fund's semi-annual report for the fiscal period ended June 30, 2013.

Pursuant to an administration agreement (the "Administration Agreement"), the Investment Adviser provides administrative services reasonably necessary for the Fund's operations, other than those services that the Investment Adviser provides to the Fund pursuant to the Investment Advisory Agreement. For its services under the Administration Agreement, the Investment Adviser receives from the Fund an annual fee equal to 0.15% of its average daily Managed Assets, payable monthly by the fifth day of the next month.

Administration fees earned by the Investment Adviser

For the fiscal year ended	Earned by the Investment Adviser

December 31, 2012	$321,375
December 31, 2011*	$102,179

*
The Fund commenced operations on August 26, 2011.

The Investment Adviser has entered into a distribution agreement with TS Capital, LLC ("TSC") and its affiliated broker dealer, TSC Distributors, LLC ("TSC Distributors"), under which TSC and TSC Distributors provide assistance to the Investment Adviser with respect to the Fund's common stock and shareholder services. The fees due pursuant to this distribution agreement will be paid exclusively by the Investment Adviser (and not the Fund). The services provided by TSC and TSC Distributors to the Investment Adviser include, without limitation, marketing assistance, distribution support and shareholder servicing.

38

Management of the Fund

Sub-Administrator

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), U.S. Bancorp Fund Services, LLC, ("USBFS" or the "Sub-Administrator") 1201 South Alma Road, Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives from the Investment Adviser, as administrator to the Fund, a fee based on the Fund's current average daily net assets of: .07% on the first $100 million, .05% on the next $200 million and .03% on the remaining assets, with a minimum annual fee of $45,000. USBFS also is entitled to certain out-of-pocket expenses. USBFS also acts as fund accountant, transfer agent (the "Transfer Agent") and dividend disbursing agent under separate agreements.

Portfolio manager information

The information below provides summary information regarding the individuals identified in the Prospectus as primarily responsible for day-to-day management of the Fund ("Portfolio Managers"). All asset information is as of July 31, 2013.

The table below shows the number of other accounts managed by Mr. Noble and Mr. Arnold and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of portfolio manager	Type of accounts	Total number of accounts managed	Total assets (in millions)	Number of accounts managed with advisory fee based on performance	Total assets with advisory fee based on performance

Craig Noble	Registered Investment Companies:	4	$1,352	0	$0
	Other Pooled Investment Vehicles:	6	$895	2	$455
	Other Accounts:	12	$782	0	$0
Samuel Arnold	Registered Investment Companies:	2	$535	0	$0
	Other Pooled Investment Vehicles:	6	$895	2	$455
	Other Accounts:	12	$782	0	$0

39

Management of the Fund

Potential conflicts of interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of limited time and attention.    As indicated above, each Portfolio Manager manages multiple accounts. As a result, a Portfolio Manager will not be able to devote all of his time to management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for the Fund as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of limited investment opportunities.    As indicated above, each Portfolio Manager manages accounts with investment strategies and/or policies that are similar to the Fund. If a Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of differing strategies.    At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, a Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Investment Adviser and its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Investment Adviser and its affiliates, or other accounts.

Selection of broker/dealers.    A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Investment Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Investment Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Investment Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

40

Management of the Fund

Variation in compensation.    A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Investment Adviser's management fee or a Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. A Portfolio Manager also may be motivated to favor accounts in which he has investment interests, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. A Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation

Each Portfolio Manager is compensated based on the scale and complexity of his portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of their firm. Since each Portfolio Manager is responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for each Portfolio Manager varies in line with their seniority and position. The compensation of a Portfolio Manager with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager's performance in meeting them. The Investment Adviser seeks to compensate each Portfolio Manager commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock based compensation also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of each Portfolio Manager is comparatively fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of their respective firm and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of each Portfolio Manager and other investment professionals has four primary components:

–>
A base salary;

–>
An annual cash bonus;

41

Management of the Fund

–>
If applicable, long-term compensation consisting of restricted stock units or stock options of the Investment Adviser's ultimate parent company, Brookfield Asset Management Inc.; and

–>
If applicable, long-term compensation consisting of restricted stock units in private funds managed by the investment professional.

Each Portfolio Manager also receives certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of each Portfolio Manager is reviewed on an annual basis by senior management.

Ownership of securities

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund's portfolio managers:

Portfolio Manager	Dollar Range of Equity Securities Held in the Fund*

Craig Noble, CFA	C
Samuel Arnold, CFA	C

*
Key to Dollar Ranges

A.
None
B.
$1 – $10,000
C.
$10,001 – $50,000
D.
$50,001 – $100,000
E.
$100,001 – $500,000
F.
$500,001 – $1,000,000
G.
over $1,000,000

All shares were valued as of August 31, 2013.

Beneficial ownership

To the knowledge of management no person owned beneficially or of record more than 5% of the Fund's outstanding shares as of August 31, 2013.

As of August 31, 2013, the Directors and Officers of the Fund, owned in the aggregate less than 1% of the Common Shares.

Portfolio holdings information

The Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Fund's website. The Fund's publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

  1.
  Complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR.

  2.
  Complete portfolio holdings disclosed in the Fund's first and third fiscal quarter reports that are filed with the SEC on Form N-Q.

42

Management of the Fund

Non-public portfolio holdings

Disclosure of the Fund's non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Fund's policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund's legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing the Fund's portfolio holdings to any party when such disclosure would provide information more current than the Fund's most recent publicly available portfolio holdings. In addition, neither the Fund, the Investment Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings.

Service providers.    A service provider or other third party that receives information about the Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Investment Adviser, auditors, Custodian, administrator, sub-administrator, transfer agent, counsel to the funds or the independent directors, pricing services, broker dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Fund, a duty of confidentiality and a duty not to use the information for trading.

Rating and ranking organizations.    Any Fund officer may provide the Fund's non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Fund currently has ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

Other recipients.    Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the SEC, must first be submitted for consideration to the Fund's Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund's Chief Compliance Officer. If the Fund's Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund's Chief Compliance Officer. The Fund's Chief Compliance Officer will report such disclosures to the Fund's Board at the next scheduled board meeting.

Media.    Non-public portfolio holdings may not be disclosed to members of the media.

Waivers of restrictions.    The Fund's policy may not be waived, or exceptions made, without the consent of the Fund's Chief Compliance Officer. All waivers and exceptions will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting.

Conflicts of interest.    If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Fund's shareholders and the interests of the Fund's service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

Board review.    As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

43

 Distributions and dividends

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Distributions may be paid to the holders of the Fund's common stock if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund's income will fluctuate and the Fund's distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends.

In the event that the total distributions on the Fund's common shares exceed the Fund's current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder's tax basis in the shares). Shareholders should not assume that the source of a distribution from the Fund is net profit or income. Distributions sourced from paid in capital should not be considered the current yield or the total return from an investment in the Fund. The amount treated as a tax free return of capital will reduce a shareholder's adjusted tax basis in the common shares, thereby increasing the shareholder's potential taxable gain or reducing the potential loss on the sale of the shares.

Under the Fund's Dividend Reinvestment Plan, a shareholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, unless the shareholder elects to receive cash.

44

 Portfolio transactions

Pursuant to the Investment Advisory Agreement, the Investment Adviser determines which securities are to be purchased and sold by the Fund and which broker dealers are eligible to execute the Fund's portfolio transactions. The Fund does not intend to use any affiliated broker dealers.

In placing portfolio transactions, the Investment Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as: the price of the security; the commission rate; the execution capability, including execution speed and reliability; trading expertise and knowledge of the other side of the trade; reputation and integrity; market depth and available liquidity; recent order flow; timing and size of an order; and other factors. In those instances where it is reasonably determined that more than one broker dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker dealers which furnish or supply research and statistical information to the Investment Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Investment Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, to be useful in varying degrees, but of indeterminable value.

While it is the Fund's general policy to first seek to obtain the most favorable price and execution available in selecting a broker dealer to execute portfolio transactions for the Fund, in accordance with Section 28€ under the 1934 Act, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker dealer to furnish brokerage and research services to the Fund or to the Investment Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker dealer.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Investment Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Investment Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client's appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In

45

Portfolio transactions

other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund paid the following aggregate amounts in brokerage commissions on the Fund's securities purchased. All of the commissions were paid to entities not affiliated with the Fund or the Investment Adviser.

Brokerage Commissions

For the fiscal year ended	Aggregate brokerage commissions paid

December 31, 2012	$399,588
December 31, 2011*	$521,131

*
The Fund commenced operations on August 26, 2011.

During its last fiscal year, the Fund did not participate in any directed brokerage arrangements. During its last fiscal year, the Fund did not purchase or hold securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

46

 Portfolio turnover

Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. A higher rate of portfolio turnover may result in taxable gains being passed to shareholders sooner than would otherwise be the case. For the fiscal years ending December 31, 2011, and 2012, the portfolio turnover rates were 30%* and 76%, respectively.

*
The Fund commenced operations on August 26, 2011.

47

 Taxation

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. Except as expressly provided otherwise, this discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares of common stock as capital assets. This discussion is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. No attempt is made to discuss state, local or foreign tax consequences to investors in the Fund, nor to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

  (i)
  The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as "Qualifying Income": (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each, a "Qualified Publicly Traded Partnership").

  (ii)
  The Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund's investments in grantor trusts that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust that would be Qualifying Income if earned directly by the Fund. The Fund's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

48

Taxation

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible federal excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by the Fund's shareholders on December of the year the distributions are declared, rather than when the distributions are actually received.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (provided certain holding period and other requirements are met) (i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction, if any), (ii) convert lower taxed long-term capital gains and qualified dividend income, if any, into higher taxed short-term

49

Taxation

capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

The Fund's transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions," "straddles" and "constructive sales") that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to common shareholders. Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and/or (d) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided

50

Taxation

such positions were held as capital assets and were not part of a "hedging transaction" or a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

If the Fund purchases shares in certain foreign investment entities called passive foreign investment companies ("PFICs"), the Fund may be subject to federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax and the additional charges, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income, as discussed below under "Taxation of Shareholders."

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on its distributed income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

The Fund may invest in debt obligations purchased at a discount, with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid (with such accrued income increasing the amount the Fund must distribute in order to qualify as a regulated investment company or avoid the 4% excise tax). The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). All or a portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities or expenses are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction (subject to limitations which may

51

Taxation

be significant) or as a foreign tax credit (subject to limitations which may be significant) against their U.S. federal income liability. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount that may be available for the deduction or credit.

Taxation of shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). If any such gain is retained, the Fund will be subject to U.S. federal income tax at regular corporate rates on such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of common stock of the Fund by the excess of the amount described in clause (i) over the amount described in clause (ii).

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in Fund shares. Such distributions (if reported by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income.

Distributions of net capital gain reported as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or reinvested in Fund shares, and regardless of how long the shareholder has held the Fund's shares of common stock. Capital gain distributions are not eligible for the dividends received deduction.

If, for any calendar year, the total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the shares of common stock. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the shares of common stock, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the shares of common stock. Any amounts distributed to a shareholder in excess of his or her basis in the shares of common stock will be taxable to the shareholder as capital gain (assuming your shares of common stock are held as a capital asset). The Fund may make distributions that are taxable even during periods in which the Fund's share price has declined.

52

Taxation

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

Upon a sale, exchange or other disposition of shares of common stock, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares of common stock. Such gain or loss will be treated as long-term capital gain or loss if the shares of common stock have been held for more than one year. Any loss realized on a sale or exchange of shares of common stock of the Fund will be disallowed to the extent the shares of common stock disposed of are replaced by substantially identical shares of common stock within a 61-day period beginning 30 days before and ending 30 days after the date that the shares of common stock are disposed of. In such a case, the basis of the shares of common stock acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares of common stock held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares of common stock. Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax), state, local or foreign tax consequences to them of investing in the Fund.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund's shares of common stock.

Under recently enacted legislation (known as FATCA), if certain reporting requirements are not met, the United States may impose a 30% U.S. withholding tax on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends made on or after June 30, 2014 and payments of gross proceeds from sales of shares made on or after January 1, 2017. Shareholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our shares.

Assuming applicable disclosure and certification requirements are met, U.S. federal withholding tax will generally not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of shares of common stock of the Fund.

For taxable years of the Fund beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in

53

Taxation

respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares of common stock held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup withholding

The Fund may be required to backup withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to certain non-exempt shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Tax consequences are not the Fund's primary consideration in implementing its investment strategy. Persons considering an investment in shares of common stock of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Fund shares of common stock.

54

 General information

Book-entry-only issuance

The Depository Trust Company ("DTC") will act as securities depository for the shares of common stock offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the 1934 Act. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility

55

General information

of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy voting procedures

The Fund has delegated the voting of portfolio securities to the Investment Adviser. The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures are attached as Appendix B. They are also on file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC's Internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the follow E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Investment Adviser have each adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics is filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The code of conduct is also available on the EDGAR Database on the SEC's Internet site (http://www.sec.gov), and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Code of conduct for chief executive and senior financial officers

The Fund has adopted a code of conduct that sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct will be on file with the SEC with the Fund's first annual report filed on Form N CSR, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The code of conduct will also be available on the EDGAR Database on the SEC's Internet site (http://www.sec.gov) with the Fund's first annual report filed on Form N CSR, and copies of the code of conduct may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Custodian, transfer agent, and dividend disbursing agent

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian is compensated with an asset based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant, transfer agent and dividend disbursing agent for the Fund's shares.

56

 Independent registered public accounting firm

The independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board has appointed Deloitte & Touche LLP to be the Fund's independent registered public accounting firm. Deloitte & Touche LLP is located at 1700 Market Street, Philadelphia, Pennsylvania 19103.

57

 Legal counsel

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Trust. Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006, serves as legal counsel to the Independent Directors.

58

 Appendix A

Description of corporate debt ratings

Moody's Investors Service, Inc.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:    Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

  1.
  An application for rating was not received or accepted.

  2.
  The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  3.
  There is a lack of essential data pertaining to the issue or issuer.

  4.
  The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Appendix A

Standard & Poor's ratings service

AAA:	An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A:

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.
D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody's commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

 Appendix B

Brookfield Investment Management Inc.

Portfolio proxy voting policies and procedures

May 2012

The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A.    Proxy voting committee

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B.    Administration and voting of portfolio proxies

  1.    Fiduciary duty and objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

  2.    Proxy voting agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

Appendix B

  3.    Material conflicts of interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

–>
BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

–>
BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

–>
BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

–>
If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

–>
If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

  4.    Certain foreign securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.    Fund board reporting and recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Funds") describing:

–>
any issues arising under these Policies and Procedures since the last report to the Funds' Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

Appendix B

–>
any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds' Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

–>
these Policies and Procedures, as amended from time to time;

–>
records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

–>
records of written client requests for proxy voting information and any written responses of BIM to such requests; and

–>
any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.    Amendments to these procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.    Proxy voting guidelines

Guidelines are attached as EXHIBIT A.

 EXHIBIT A
2013 U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
December 10, 2012

Institutional Shareholder Services Inc.

1

 ISS' 2013 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS' 2013 proxy voting guidelines can be found at http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

Routine/miscellaneous

Auditor ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

–>
An auditor has a financial interest in or association with the company, and is therefore not independent;

–>
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

–>
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

–>
Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

–>
Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees.

• • • • •

Board of directors:

Voting on director nominees in uncontested elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

  1.
  Board Accountability

  2.
  Board Responsiveness

  3.
  Director Independence

  4.
  Director Competence

1.     Board accountability

Vote AGAINST(1) or WITHHOLD from the entire board of directors (except new nominees(2), who should be considered CASE- BY-CASE) for the following:

(1)
In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2)
A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

2

 PROBLEMATIC TAKEOVER DEFENSES

Classified board structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director performance evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

–>
A classified board structure;

–>
A supermajority vote requirement;

–>
Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

–>
The inability of shareholders to call special meetings;

–>
The inability of shareholders to act by written consent;

–>
A dual-class capital structure; and/or

–>
A non-shareholder-approved poison pill.

Poison pills:

1.3.
The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.
The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.
The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

–>
The date of the pill's adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

–>
The issuer's rationale;

–>
The issuer's governance structure and practices; and

–>
The issuer's track record of accountability to shareholders.

3

 PROBLEMATIC AUDIT-RELATED PRACTICES

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.
The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

1.8.
The company receives an adverse opinion on the company's financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.
There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.
The company maintains significant problematic pay practices;

1.13.
The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.
The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.
The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.
The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

–>
The company's response, including:

–>
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

–>
Specific actions taken to address the issues that contributed to the low level of support;

–>
Other recent compensation actions taken by the company;

–>
Whether the issues raised are recurring or isolated;

–>
The company's ownership structure; and

–>
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

4

 GOVERNANCE FAILURES

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.
Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

1.18.
Failure to replace management as appropriate; or

1.19.
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.  Board responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.
For 2013, the board failed to act(4) on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.
For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.
For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.
The board failed to act on takeover offers where the majority of shares are tendered;

2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent

(3)
Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

(4)
Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

–>
The subject matter of the proposal;

–>
The level of support and opposition provided to the resolution in past meetings;

–>
Disclosed outreach efforts by the board to shareholders in the wake of the vote;

–>
Actions taken by the board in response to its engagement with shareholders;

–>
The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

–>
Other factors as appropriate.

5

  shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

–>
The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

–>
The company's ownership structure and vote results;

–>
ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

–>
The previous year's support level on the company's say-on-pay proposal.

3.  Director independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors)

when:

3.1.
The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.
The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.
The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.
Independent directors make up less than a majority of the directors.

4.  Director competence

Attendance at board and committee meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE(5)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

–>
Medical issues/illness;

–>
Family emergencies; and

–>
Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.
Sit on more than six public company boards; or

(5)
For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6

4.4.
Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards(6).

• • • • •

Proxy access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

–>
Company-specific factors; and

–>
Proposal-specific factors, including:

–>
The ownership thresholds proposed in the resolution (i.e., percentage and duration);

–>
The maximum proportion of directors that shareholders may nominate each year; and

–>
The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

• • • • •

Proxy contests—voting for director nominees in contested elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

–>
Long-term financial performance of the target company relative to its industry;

–>
Management's track record;

–>
Background to the proxy contest;

–>
Qualifications of director nominees (both slates);

–>
Strategic plan of dissident slate and quality of critique against management;

–>
Likelihood that the proposed goals and objectives can be achieved (both slates);

–>
Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

• • • • •

(6)
Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

7

Shareholder rights & defenses

Poison pills—management proposals to ratify poison pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

–>
No lower than a 20% trigger, flip-in or flip-over;

–>
A term of no more than three years;

–>
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

–>
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

• • • • •

Poison pills—management proposals to ratify a pill to preserve net operating losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

–>
The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

–>
The value of the NOLs;

–>
Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

–>
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

–>
Any other factors that may be applicable.

• • • • •

Shareholder ability to act by written consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

–>
Shareholders' current right to act by written consent;

–>
The consent threshold;

–>
The inclusion of exclusionary or prohibitive language;

8

–>
Investor ownership structure; and

–>
Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

–>
An unfettered(7) right for shareholders to call special meetings at a 10 percent threshold;

–>
A majority vote standard in uncontested director elections;

–>
No non-shareholder-approved pill; and

–>
An annually elected board.

• • • • •

CAPITAL/RESTRUCTURING

Common stock authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

–>
Past Board Performance:

–>
The company's use of authorized shares during the last three years

–>
The Current Request:

–>
Disclosure in the proxy statement of the specific purposes of the proposed increase;

–>
Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

–>
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

• • • • •

(7)
"Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

9

 Dual class structure

Generally vote AGAINST proposals to create a new class of common stock unless:

–>
The company discloses a compelling rationale for the dual-class capital structure, such as:

–>
The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

–>
The new class of shares will be transitory;

–>
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

–>
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

• • • • •

Preferred stock authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

–>
Past Board Performance:

–>
The company's use of authorized preferred shares during the last three years;

–>
The Current Request:

–>
Disclosure in the proxy statement of the specific purposes for the proposed increase;

–>
Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

–>
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

–>
Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

• • • • •

10

Mergers and acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

–>
Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

–>
Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

–>
Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

–>
Negotiations and process—Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

–>
Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

–>
Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

• • • • •

COMPENSATION

Executive pay evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

  1.
  Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

  2.
  Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

  3.
  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge,

11

    experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

  4.
  Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

  5.
  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory votes on executive compensation—management proposals (management say-on-pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

–>
There is a significant misalignment between CEO pay and company performance (pay for performance);

–>
The company maintains significant problematic pay practices;

–>
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

–>
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

–>
The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

–>
The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

–>
The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

–>
A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

–>
Magnitude of pay misalignment;

–>
Contribution of non-performance-based equity grants to overall pay; and

–>
The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

12

Primary evaluation factors for executive pay

Pay-for-performance evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

  1.
  Peer Group(8) Alignment:

  –>
  The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

  –>
  The multiple of the CEO's total pay relative to the peer group median.

  2.
  Absolute Alignment—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

–>
The ratio of performance- to time-based equity awards;

–>
The overall ratio of performance-based compensation;

–>
The completeness of disclosure and rigor of performance goals;

–>
The company's peer group benchmarking practices;

–>
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

–>
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

–>
Realizable pay compared to grant pay; and

–>
Any other factors deemed relevant.

Problematic pay practices

The focus is on executive compensation practices that contravene the global pay principles, including:

–>
Problematic practices related to non-performance-based compensation elements;

–>
Incentives that may motivate excessive risk-taking; and

–>
Options Backdating.

Problematic pay practices related to non-performance-based compensation elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance

(8)
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

13

philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

–>
Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

–>
Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

–>
New or extended agreements that provide for:

–>
CIC payments exceeding 3 times base salary and average/target/most recent bonus;

–>
CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

–>
CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may motivate excessive risk-taking

–>
Multi-year guaranteed bonuses;

–>
A single or common performance metric used for short- and long-term plans;

–>
Lucrative severance packages;

–>
High pay opportunities relative to industry peers;

–>
Disproportionate supplemental pensions; or

–>
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

–>
Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

–>
Duration of options backdating;

–>
Size of restatement due to options backdating;

–>
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

–>
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board communications and responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

–>
Failure to respond to majority-supported shareholder proposals on executive pay topics; or

14

–>
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

–>
The company's response, including:

–>
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

–>
Specific actions taken to address the issues that contributed to the low level of support;

–>
Other recent compensation actions taken by the company;

–>
Whether the issues raised are recurring or isolated;

–>
The company's ownership structure; and

–>
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

• • • • •

Frequency of advisory vote on executive compensation ("say when on pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

• • • • •

Voting on golden parachutes in an acquisition, merger, consolidation, or proposed sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

–>
Single- or modified-single-trigger cash severance;

–>
Single-trigger acceleration of unvested equity awards;

–>
Excessive cash severance (>3x base salary and bonus);

–>
Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

–>
Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

–>
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

–>
The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

15

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

• • • • •

Equity-based and other incentive plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

–>
The total cost of the company's equity plans is unreasonable;

–>
The plan expressly permits repricing;

–>
A pay-for-performance misalignment is found;

–>
The company's three year burn rate exceeds the burn rate cap of its industry group;

–>
The plan has a liberal change-of-control definition; or

–>
The plan is a vehicle for problematic pay practices.

• • • • •

Social/environmental issues

Global approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

–>
If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

–>
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

–>
Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

–>
The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

–>
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

–>
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

• • • • •

16

Political spending & lobbying activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

–>
There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

–>
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

–>
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

–>
Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

–>
The company's current disclosure of relevant policies and oversight mechanisms;

–>
Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities; and

–>
The impact that the public policy issues in question may have on the company's business operations, if specific public policy issues are addressed.

• • • • •

Foreign private issuers listed on U.S. exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

17

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

• • • • •

Disclosure/disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

• • • • •

18

 Part C—other information

Item 25.    Financial statements and exhibits

1.     Financial statements

    Part A—Financial Highlights.

    Part B—Unaudited financial statements for the period ended June 30, 2013, are incorporated by reference herein to the Fund's semi-annual report for the period ended June 30, 2013. Audited financial statements for the period ended December 31, 2012, are incorporated by reference herein to the Fund's annual report for the period ended December 31, 2012.

2.     Exhibits

(a)	Articles of Amendment and Restatement(1)
(b)	Amended and Restated Bylaws(1)
(c)	Not applicable
(d)(1)	Instruments defining the rights of holders of securities being registered are herein incorporated by reference from the Fund's Articles of Amendment and Restatement and Bylaws.
(d)(2)	Form of Subscription Certificate(4)
(d)(3)	Form of Notice of Guaranteed Delivery(4)
(e)	Form of Automatic Dividend Reinvestment Plan(1)
(f)	Not applicable
(g)	Form of Investment Advisory Agreement between Registrant and Brookfield Investment Management Inc.(1)
(h)	Form of Dealer Manager Agreement(4)
(i)	Not applicable
(j)	Form of Custody Agreement(1)
(k)(1)	Form of Transfer Agent Servicing Agreement(1)
(k)(2)	Form of Administration Agreement(1)
(k)(3)	Form of Sub-Administration Servicing Agreement(1)
(k)(4)	Form of Fund Accounting Servicing Agreement(1)
(k)(5)	Form of Information Agent Agreement(4)
(k)(6)	Form of Subscription Agent Agreement(4)
(l)(1)	Consent of Paul Hastings LLP(5)
(l)(2)	Opinion and Consent of Venable LLP(5)
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm(5)
(o)	Not applicable
(p)	Not applicable

Part C—other information

(q)	Not applicable
(r)	Codes of Ethics of the Registrant and Brookfield Investment Management Inc.(2)
(s)(1)	Powers of Attorney for Rodman Drake, Edward Kuczmarski, Kim Redding and Louis Salvatore(1)
(s)(2)	Powers of Attorney for Heather Goldman and Stuart McFarland(3)

(1)
Incorporated by reference to Registrant's Pre-effective Amendment No. 3 to the Registration Statement on Form N-2 (1933 Act File No. 333-174832) as filed with the Commission on August 17, 2011.

(2)
Incorporated by reference to Registrant's Pre-effective Amendment No. 4 to the Registration Statement on Form N-2 (1933 Act File No. 333-174832) as filed with the Commission on August 24, 2011.

(3)
Incorporated by reference to Registrant's Registration Statement on Form N-2 (1933 Act File No. 333-190510) as filed with the Commission on August 9, 2013.

(4)
Incorporated by reference to Registrant's Registration Statement on Form N-2 (1933 Act File No. 333-190510) as filed with the Commission on September 11, 2013.

(5)
Filed herewith.

Item 26.   Marketing arrangements

Not applicable.

Item 27.    Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration and Filing Fees	$7,814
New York Stock Exchange Listing Fees	$12,250
Printing and Postage Expenses (including subscription certificates)	$110,000
Accounting Fees and Expenses	$2,500
Legal Fees and Expenses	$315,000
Financial Industry Regulatory Authority Fees	$9,094
Dealer Manager Fees and Reimbursement of Expenses	$110,000
Subscription Agent Fees	$20,000
Information Agent Fees	$10,000
Miscellaneous	$103,342

Total	$700,000

Item 28.   Persons controlled by or under common control with registrant

The Registrant, a non-diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland, may be deemed to be under common control with Brookfield Mortgage Opportunity Income Fund Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Brookfield Total Return Fund Inc. and Helios High Yield Fund, each a diversified, closed-end management investment company organized as a Maryland corporation, and Brookfield Investment Funds, a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware.

Part C—other information

Item 29.    Number of holders of securities as of September 6, 2013

Title of class	Number of record holders

Common Stock	3

Item 30.   Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

The Registrant's charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Registrant to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or managing member from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Registrant's Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or managing member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant's charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. Under Maryland law, however, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for

Part C—other information

expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("Securities Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and other connections of investment adviser

Brookfield Investment Management Inc. ("BIM"), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser to the Registrant. BIM's offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. Information as to the officers and directors of BIM is included in its current Form ADV (File No. 801-34605) filed with the Securities and Exchange Commission.

Item 32.    Location of accounts and records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act relating to the Registrant are maintained at the following offices:

  1.
  Brookfield Investment Management Inc.
  Brookfield Place
  250 Vesey Street
  New York, New York 10281-1023

  2.
  U.S. Bancorp Fund Services, LLC
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

  3.
  U.S. Bank National Association
  1555 North River Center Drive, Suite 302
  Milwaukee, Wisconsin 53212

Item 33.    Management services

Not applicable.

Part C—other information

Item 34.    Undertakings

  (1)
  The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

  (2)
  Not applicable.

  (3)
  Not applicable.

  (4)
  Not applicable.

  (5)
  (a) For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

  (5)
  (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

  (6)
  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

 Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 12th day of September, 2013.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
By:	/s/ KIM G. REDDING Kim G. Redding President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ KIM G. REDDING Kim G. Redding	President and Director (Principal Executive Officer)	September 12, 2013
/s/ ANGELA W. GHANTOUS Angela W. Ghantous	Treasurer (Principal Financial Officer)	September 12, 2013
* Rodman L. Drake	Director	September 12, 2013
* Louis P. Salvatore	Director	September 12, 2013
* Heather Goldman	Director	September 12, 2013
* Stuart A. McFarland	Director	September 12, 2013
* Edward A. Kuczmarski	Director	September 12, 2013
/s/ JONATHAN C. TYRAS Jonathan C. Tyras	Attorney-in-Fact	September 12, 2013

*
Pursuant to Powers of Attorney

 Exhibit index

Exhibit	Caption

(l)(1)	Consent of Paul Hastings LLP
(l)(2)	Opinion and Consent of Venable LLP
(n)	Consent of Independent Registered Public Accounting Firm

QuickLinks

  Prospectus summary
  THE OFFER AT A GLANCE
  THE FUND AT A GLANCE
  Summary of Fund expenses
  Financial highlights
  The Offer
  The Fund
  Use of proceeds
  Description of Common Shares
  Investment objective and policies
  Leverage
  Risk factors and special considerations
  Management of the Fund
  Distributions and dividends
  Dividend Reinvestment Plan
  Description of stock
  Certain provisions of Maryland law and of the Fund's charter and Bylaws
  Closed-end fund structure
  Repurchase of common stock
  Net asset value
  Limitation on directors' and officers' liability
  Taxation
  Custodian, sub-administrator, fund accountant, transfer agent and dividend disbursing agent
  Legal matters
  Independent registered public accounting firm
  Additional information
  Privacy principles of the Fund
  Table of contents of SAI

  The Fund
  Investment restrictions
  Management of the Fund
  Distributions and dividends
  Portfolio transactions
  Portfolio turnover
  Taxation
  General information
  Independent registered public accounting firm
  Legal counsel
  Appendix A Description of corporate debt ratings
  Appendix B Brookfield Investment Management Inc. Portfolio proxy voting policies and procedures May 2012
EXHIBIT A 2013 U.S. Proxy Voting Guidelines Concise Summary (Digest of Selected Key Guidelines) December 10, 2012
ISS' 2013 U.S. Proxy Voting Concise Guidelines
  PROBLEMATIC TAKEOVER DEFENSES
  PROBLEMATIC AUDIT-RELATED PRACTICES
  PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT
  GOVERNANCE FAILURES
  CAPITAL/RESTRUCTURING
  Dual class structure
  COMPENSATION
  Problematic pay practices related to non-performance-based compensation elements
  Part C—other information
  Item 25. Financial statements and exhibits
  Item 26. Marketing arrangements
  Item 27. Other expenses of issuance and distribution
  Item 28. Persons controlled by or under common control with registrant
  Item 29. Number of holders of securities as of September 6, 2013
  Item 30. Indemnification
  Item 31. Business and other connections of investment adviser
  Item 32. Location of accounts and records
  Item 33. Management services
  Item 34. Undertakings
  Signatures
  Exhibit index